UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21835

Name of Fund: BlackRock Long-Term Municipal Advantage Trust (BTA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Long-Term Municipal Advantage Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2012

Date of reporting period: 10/31/2011

Item 1 –    Report to Stockholders

October 31, 2011

Semi-Annual Report (Unaudited)

BlackRock Investment Quality Municipal Trust Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Table of Contents

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Dear Shareholder

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic as the US Federal Reserve launched its second round of quantitative easing. Stock markets rallied despite ongoing sovereign debt problems in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down), especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities generally performed well early in the year as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Markets dropped sharply in May when fears mounted over the possibility of Greece defaulting on its debt, rekindling fears about the broader sovereign debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default. Financial problems intensified in Italy and Spain and both countries faced credit rating downgrades. Debt worries spread to the core European nations of France and Germany, and the entire euro-zone banking system came under intense pressure. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries, gold and the Swiss franc skyrocketed.

October brought enough positive economic data to assuage fears of a double-dip recession in the United States and corporate earnings continued to be strong. Additionally, European policymakers demonstrated an increased willingness to unite in their struggle to resolve the region’s debt and banking crisis. These encouraging developments brought many investors back from the sidelines and risk assets rallied through the month, albeit with large daily swings as investor reactions to news from Europe vacillated between faith and skepticism.

Overall, lower-risk investments including US Treasuries, municipal securities and investment grade credits posted gains for the 6- and 12-month periods ended October 31, 2011. Risk assets, including equities and high yield debt, broadly declined over the six months; however, US stocks and high yield bonds remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2011

	6-month	12-month
US large cap equities	(7.11)%	8.09%
(S&P 500® Index)
US small cap equities	(13.76)	6.71
(Russell 2000® Index)
International equities	(14.90)	(4.08)
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(15.91)	(7.72)
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.04	0.13
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	12.11	7.79
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	4.98	5.00
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	5.56	3.78
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	(0.95)	5.16
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended October 31, 2011

At the outset of the 12-month period, the municipal bond market was faced with a “perfect storm” of events that ultimately resulted in losses for the fourth quarter of 2010 at a level not seen since the Fed tightening cycle of 1994. US Treasury yields lost support due to concerns over the federal deficit and municipal valuations suffered a quick and severe setback, as it became evident the Build America Bond (“BAB”) program would expire at the end of 2010. The program had opened the taxable market to municipal issuers, successfully alleviating supply pressure in the traditional tax-exempt marketplace and bringing down yields in that space.

Towards the end of 2010, news about municipal finance troubles mounted and damaged confidence among retail investors. From mid-November through year end, weekly outflows from municipal mutual funds averaged over $2.5 billion. Political uncertainty surrounding the midterm elections and tax policies exacerbated the situation. These conditions combined with seasonal illiquidity sapped willful market participation from the trading community. December brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the BAB program was retired. This supply-demand imbalance led to wider quality spreads and higher yields.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in 2011. From the middle of November 2010, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June. Weak demand has been counterbalanced by lower supply in 2011. According to Thomson Reuters, year-to-date through October, new issuance was down 34% compared to the same period last year. Higher interest rates during the first quarter, fiscal policy changes and a reduced need for municipal borrowing were among the factors that deterred issuers from bringing new deals to the market. In this positive technical environment, the S&P/Investortools Main Municipal Bond Index returned 8.05% for the first ten months of 2011, as municipal bonds outperformed most other fixed income asset classes year-to-date.

On August 5th, Standard & Poor’s (“S&P’s”) downgraded the US government credit rating from AAA to AA+, leading to the downgrade of approximately 11,000 municipal issues directly linked to the US debt rating. Nevertheless, the municipal market posted solid gains for the month of August, aided primarily by an exuberant Treasury market, severe volatility in US equities and continued supply constraint in the primary municipal market. Increased demand from both traditional and non-traditional buyers pushed long-term municipal bond yields lower, resulting in a curve-flattening trend that continued through period end.

Overall, the municipal yield curve flattened during the period from October 31, 2010 to October 31, 2011. As measured by Thomson Municipal Market Data, yields declined by 11 basis points (“bps”) to 3.75% on AAA quality-rated 30-year municipal bonds and by 12 bps to 2.39%, on 10-year bonds, while yields on 5-year issues rose 6 bps to 1.26%. With the exception of the 2- to 5-year range, the yield spreads between maturities decreased over the past year. The most significant decrease was seen in the 5- to 10-year range, where the spread tightened by 18 bps, while the overall slope between 2- and 30-year maturities decreased by 9 bps to 3.31%.

The fundamental picture for municipalities is improving. Austerity is the general theme across the country, while a small number of states continue to rely on the “kick the can” approach to close their shortfalls, using aggressive revenue projections and accounting gimmicks. It has been nearly a year since the first highly publicized interview about the fiscal problems plaguing state and local governments. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. According to S&P’s, municipal defaults in 2011 are down 69% compared to the same period in 2010. Year-to-date monetary defaults in the S&P/Investortools Main Municipal Bond Index total roughly $750 million, representing less than 0.5% of the index. BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Trust Summary as of October 31, 2011	BlackRock Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Trust returned 15.87% based on market price and 13.82% based on net asset value (“NAV”). For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As the municipal yield curve moved lower (interest rates declined) and flattened (rates on the longer end of the curve fell the most), the Trust benefited from its slightly long duration bias (preference for securities with a higher sensitivity to interest rate movements) and its positioning toward the longer end of the municipal yield curve (preference for bonds with longer-dated maturities). The Trust also benefited from its holdings in tax-backed, development district and health care bonds. Detracting from performance were the Trust’s exposures to the housing and corporate-related sectors, which underperformed the broader municipal bond market for the six-month period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of October 31, 2011 ($14.61)[1]	6.90%
Tax Equivalent Yield[2]	10.62%
Current Monthly Distribution per Common Share[3]	$0.084
Current Annualized Distribution per Common Share[3]	$1.008
Leverage as of October 31, 2011[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Auction Market Preferred Shares (“AMPS”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$14.61	$13.08	11.70%	$14.74	$12.80
Net Asset Value	$13.99	$12.75	9.73%	$14.32	$12.75

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
Health	27%	27%
County/City/Special District/School District	17	15
State	14	14
Education	12	12
Transportation	11	11
Utilities	6	7
Corporate	6	6
Tobacco	4	4
Housing	3	4

Credit Quality Allocations5

	10/31/11	4/30/11
AAA/Aaa	3%	3%
AA/Aa	33	36
A	32	29
BBB/Baa	21	19
BB/Ba	1	2
B	1	1
CCC/Caa	1	1
Not Rated[6]	8	9

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2011 and April 30, 2011, the market value of these securities was $11,387,834, representing 3%, and $8,694,533, representing 2%, respectively, of the Trust’s long-term investments.
SEMI-ANNUAL REPORT	OCTOBER 31, 2011	5

Trust Summary as of October 31, 2011	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust has economic exposure to additional municipal bonds through its ownership of residential interest in tender option bonds, which are rated investment quality. The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust's municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Trust returned 11.66% based on market price and 11.82% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Trust's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust performed well due to its yield-curve-flattening bias and duration positioning. The Trust has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, the Trust’s holdings generated a high distribution yield, which in the aggregate had a meaningful impact on returns. Sector concentrations in health and tobacco had a positive impact on performance, as did the avoidance of pre-refunded and escrowed issues, which underperformed the broader market. Detracting from performance was the Trust’s long-standing focus on corporate-related debt, which modestly underperformed for the six-month period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of October 31, 2011 ($11.00)[1]	7.04%
Tax Equivalent Yield[2]	10.83%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7740
Leverage as of October 31, 2011[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	A change in the distribution rate was declared on November 1, 2011. The monthly Distribution per Common Share increased to $0.0645. The distribution rate is not constant and is subject to change.
[4]	Represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$11.00	$10.20	7.84%	$11.42	$9.86
Net Asset Value	$11.35	$10.51	7.99%	$11.54	$10.51

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
Health	18%	18%
Education	15	15
County/City/Special District/School District	13	14
Transportation	13	13
Utilities	12	12
State	12	9
Housing	7	9
Corporate	5	5
Tobacco	5	5

Credit Quality Allocations5

	10/31/11	4/30/11
AAA/Aaa[6]	22%	22%
AA/Aa6	41	40
A6	11	9
BBB/Baa[6]	10	12
BB/Ba	1	1
B	3	2
Not Rated[7]	12	14

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	Through its investment in TOBs, the Trust has economic exposure to investment grade bonds.
[7]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2011 and April 30, 2011, the market value of these securities was $3,292,790 and $3,226,983, each representing 1%, respectively, of the Trust’s long-term investments.
6	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Trust Summary as of October 31, 2011	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the six months ended October 31, 2011, the Trust returned 5.17% based on market price and 8.06% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust benefited from interest rates moving lower across the municipal yield curve during the period, bond prices rise as their yields fall. The Trust’s exposure to zero-coupon bonds had a positive impact on performance as these issues outpaced other coupon structures in the broad market rally. Also boosting returns was exposure to lower-quality issues, which outperformed higher-quality municipal bonds during the period. The Trust is managed to a 2020 termination date and therefore generally maintains a shorter maturity profile than its Lipper category competitors. This shorter maturity profile was a disadvantage as the municipal yield curve moved lower and flattened during the period. The Trust had limited exposure to the long end of the curve, where interest rates fell the most, and therefore did not experience price appreciation of the same magnitude as did its Lipper category competitors with longer maturity profiles.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of October 31, 2011 ($15.46)[1]	4.83%
Tax Equivalent Yield[2]	7.43%
Current Monthly Distribution per Common Share[3]	$0.06225
Current Annualized Distribution per Common Share[3]	$0.74700
Leverage as of October 31, 2011[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$15.46	$15.06	2.66%	$15.70	$14.85
Net Asset Value	$15.43	$14.63	5.47%	$15.73	$14.63

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
Corporate	18%	19%
Health	15	15
Transportation	14	13
Utilities	13	10
State	10	10
County/City/Special District/School District	9	10
Education	9	9
Tobacco	7	9
Housing	5	5

Credit Quality Allocations5

	10/31/11	4/30/11
AAA/Aaa	6%	12%
AA/Aa	20	16
A	29	28
BBB/Baa	31	27
BB/Ba	3	4
B	3	4
CCC/Caa	1	1
Not Rated[6]	7	8

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2011 and April 30, 2011, the market value of these securities was $15,463,770, representing 3%, and $11,262,007, representing 2%, respectively, of the Trust’s long-term investments.
SEMI-ANNUAL REPORT	OCTOBER 31, 2011	7

Trust Summary as of October 31, 2011	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Trust returned 16.00% based on market price and 13.89% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust performed well due to its yield-curve-flattening bias and duration positioning. The Trust has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, the Trust’s holdings generated a high distribution yield, which in the aggregate had a meaningful impact on returns. Sector concentrations in health and tobacco had a positive impact on performance, as did holding only minimal exposure to pre-refunded and escrowed issues, which underperformed the broader market. Detracting from performance was the Trust’s long-standing focus on corporate-related debt, which modestly underperformed for the six-month period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of October 31, 2011 ($13.81)[1]	6.96%
Tax Equivalent Yield[2]	10.71%
Current Monthly Distribution per Common Share[3]	$0.0801
Current Annualized Distribution per Common Share[3]	$0.9612
Leverage as of October 31, 2011[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$13.81	$12.35	11.82%	$13.89	$12.30
Net Asset Value	$13.35	$12.16	9.79%	$13.59	$12.16

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
Health	19%	20%
Transportation	18	16
State	15	13
Utilities	13	11
Corporate	11	12
County/City/Special District/School District	10	10
Education	8	9
Tobacco	4	4
Housing	2	5

Credit Quality Allocations5

	10/31/11	4/30/11
AAA/Aaa	6%	11%
AA/Aa	35	33
A	25	24
BBB/Baa	18	15
BB/Ba	1	4
B	5	6
CCC/Caa	1	1
C	1	—
Not Rated[6]	8	6

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2011 and April 30, 2011, the market value of these securities was $29,755,503 and $28,787,350, each representing 3%, respectively, of the Trust’s long-term investments.
8	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Trust Summary as of October 31, 2011	BlackRock Pennsylvania Strategic Municipal Trust

Trust Overview

BlackRock Pennsylvania Strategic Municipal Trust’s (BPS) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the six months ended October 31, 2011, the Trust returned 8.01% based on market price and 11.20% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 9.40% based on market price and 9.06% based on NAV. All returns reflect reinvestment of dividends. The Trust's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As the municipal yield curve moved lower (interest rates declined) and flattened (rates on the longer end of the curve fell the most), the Trust benefited from its slightly long duration bias (preference for securities with a higher sensitivity to interest rate movements) and its positioning toward the longer end of the municipal yield curve (preference for bonds with longer-dated maturities). The Trust generated a high level of income accrual during the period by improving the coupon structure of its portfolio and maintaining a low level of cash reserves. In addition, the Trust sought investments with valuations that remain attractive relative to their level of credit risk. Given the broad rally in the municipal market during the period, most sectors performed well. However, the Trust was exposed to short-term securities, which rallied less as the yield curve flattened, and pre-refunded securities, which had little room to rally from their near-zero rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	BPS
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2011 ($13.57)[1]	6.72%
Tax Equivalent Yield[2]	10.34%
Current Monthly Distribution per Common Share[3]	$0.076
Current Annualized Distribution per Common Share[3]	$0.912
Leverage as of October 31, 2011[4]	43%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$13.57	$12.99	4.46%	$14.45	$12.79
Net Asset Value	$14.10	$13.11	7.55%	$14.42	$13.11

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
Health	33%	32%
Transportation	16	12
State	15	15
Education	14	12
Housing	9	15
County/City/Special District/School District	6	8
Utilities	4	3
Corporate	3	3

Credit Quality Allocations5

	10/31/11	4/30/11
AAA/Aaa	2%	9%
AA/Aa	59	48
A	23	25
BBB/Baa	11	6
BB/Ba	1	8
Not Rated[6]	4	4

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2011 and April 30, 2011, the market value of these securities was $1,734,359, representing 4%, and $486,340, representing 1%, respectively, of the Trust’s long-term investments.
SEMI-ANNUAL REPORT	OCTOBER 31, 2011	9

Trust Summary as of October 31, 2011	BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in investment grade quality securities at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the six months ended October 31, 2011, the Trust returned 17.19% based on market price and 11.78% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust performed well due to its yield-curve-flattening bias and duration positioning. The Trust has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, the Trust’s holdings generated a high distribution yield, which in the aggregate had a meaningful impact on returns. Sector concentrations in health care and tobacco had a positive impact on performance, as did holding only minimal exposure to pre-refunded and escrowed issues, which underperformed the broader market. Detracting from performance was the Trust’s long-standing focus on corporate-related debt, which modestly underperformed for the six-month period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2011 ($13.45)[1]	6.60%
Tax Equivalent Yield[2]	10.15%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Leverage as of October 31, 2011[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$13.45	$11.88	13.22%	$13.58	$11.85
Net Asset Value	$13.25	$12.27	7.99%	$13.51	$12.27

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
Health	25%	24%
Transportation	18	18
State	14	10
Education	11	12
Corporate	11	9
Utilities	10	8
County/City/Special District/School District	9	12
Tobacco	2	1
Housing	—	6

Credit Quality Allocations5

	10/31/11	4/30/11
AAA/Aaa	12%	16%
AA/Aa	33	35
A	21	17
BBB/Baa	20	17
BB/Ba	2	5
B	5	3
CCC/Caa	1	1
Not Rated[6]	6	6

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2011 and April 30, 2011, the market value of these securities was $3,810,508, representing 3%, and $3,150,431, representing 2%, respectively, of the Trust’s long-term investments.
10	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trusts, except for BTA, issue AMPS, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues AMPS for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of AMPS based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from AMPS issuance earn the income based on long-term interest rates. In this case, the dividends paid to holders of AMPS (“AMPS Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ AMPS does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from AMPS discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with AMPS issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the AMPS issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue AMPS in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from AMPS and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of October 31, 2011, the Trusts had economic leverage from AMPS and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage
BKN	36%
BTA	37%
BKK	36%
BFK	38%
BPS	43%
BSD	38%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	11

Schedule of Investments October 31, 2011 (unaudited)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.6%
Birmingham Special Care Facilities Financing Authority,
RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,745	$1,928,033
6.00%, 6/01/39	500	547,915
Birmingham Water Works Board, RB, 4.75%, 1/01/36	3,150	3,196,620
Hoover City Board of Education, GO, Refunding,
4.25%, 2/15/40	3,050	3,020,080
		8,692,648
Arizona — 7.1%
Arizona Sports & Tourism Authority, RB, Multipurpose
Stadium Facilities, Series A (NPFGC), 5.00%, 7/01/31	2,750	2,705,862
Arizona State University, RB, Series D, 5.50%, 7/01/26	475	531,891
Mohave County Unified School District No. 20 Kingman,
GO, School Improvement Project of 2006, Series C
(AGC), 5.00%, 7/01/26	1,800	1,946,142
Pima County IDA, Refunding IDRB, Tucson Electric Power,
5.75%, 9/01/29	1,375	1,405,621
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	952,635
5.00%, 12/01/37	4,585	4,151,580
San Luis Facility Development Corp., RB, Senior Lien,
Regional Detention Center Project:
6.25%, 5/01/15	405	393,753
7.00%, 5/01/20	490	482,875
7.25%, 5/01/27	980	881,745
State of Arizona, COP, Department of Administration,
Series A (AGM), 5.00%, 10/01/29	1,100	1,142,933
University Medical Center Corp. Arizona, RB:
6.00%, 7/01/39	1,600	1,612,672
6.50%, 7/01/39	750	779,228
		16,986,937
Arkansas — 0.5%
City of Rogers Arkansas, RB, Sales & Use Tax:
4.00%, 11/01/27	600	594,402
4.13%, 11/01/31	600	592,752
		1,187,154
California — 28.0%
California County Tobacco Securitization Agency, RB, CAB,
Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	7,090	71,467
California Educational Facilities Authority, RB,
5.00%, 2/01/40	3,000	3,133,770
California Health Facilities Financing Authority,
Refunding RB, Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,483,954
Carlsbad Unified School District, GO, Election of 2006,
Series B, 6.00%, 5/01/34 (b)	1,500	1,015,395
City of San Jose California, RB, Series A-1, AMT,
5.75%, 3/01/34	3,000	3,131,820

Municipal Bonds	Par (000)	Value
California (concluded)
County of Sacramento California, RB, Senior Series A
(AGM), 5.00%, 7/01/41	$2,100	$2,136,771
Dinuba Unified School District, GO, Election
of 2006 (AGM):
5.63%, 8/01/31	250	274,730
5.75%, 8/01/33	535	591,571
Foothill Eastern Transportation Corridor Agency California,
Refunding RB:
5.75%, 1/15/40	3,495	3,147,352
CAB, 5.88%, 1/15/28	7,000	6,948,760
Hartnell Community College District California, GO, CAB,
Election of 2002, Series D, 7.39%, 8/01/34 (b)	2,475	1,399,216
Los Altos Elementary School District, GO, CAB, Election
of 1998, Series B (NPFGC), 5.93%, 8/01/24 (a)(c)	10,945	5,800,522
Norwalk-La Mirada Unified School District California, GO,
Refunding, CAB, Election of 2002, Series E (AGC),
6.47%, 8/01/38 (a)	12,000	2,190,600
Palomar Community College District, GO, CAB, Election
of 2006, Series B:
6.09%, 8/01/30 (a)	2,270	703,042
6.33%, 8/01/39 (b)	3,000	1,331,100
San Diego Community College District California, GO,
CAB, Election of 2002, 6.38%, 8/01/19 (b)	4,200	2,764,902
State of California, GO:
5.00%, 10/01/41	3,625	3,613,690
Refunding (CIFG), 4.50%, 8/01/28	1,000	990,530
Various Purpose, 5.75%, 4/01/31	3,000	3,269,640
Various Purpose, 6.00%, 3/01/33	2,270	2,554,658
Various Purpose, 6.50%, 4/01/33	2,900	3,381,429
Various Purpose, 5.50%, 3/01/40	3,650	3,820,966
Various Purpose (CIFG), 5.00%, 3/01/33	5,000	5,025,550
Various Purpose (NPFGC), 5.00%, 6/01/37	5,000	5,004,600
University of California, RB, Limited Project, Series B,
4.75%, 5/15/38	2,050	2,061,644
		66,847,679
Colorado — 0.7%
Park Creek Metropolitan District, Refunding RB, Senior
Limited Property Tax (AGM), 6.00%, 12/01/38	1,500	1,617,450
Connecticut — 2.5%
Connecticut State Health & Educational Facility
Authority, RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	2,140	2,151,256
Lawrence & Memorial Hospital, Series,
5.00%, 7/01/36	1,900	1,911,457
Sacred Heart University, Series G, 5.38%, 7/01/31	600	613,344
Western Connecticut Health, Series M,
5.38%, 7/01/41	1,300	1,342,952
		6,019,009

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.	HFA	Housing Finance Agency
AGC	Assured Guaranty Corp.	HRB	Housing Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	IDA	Industrial Development Authority
AMBAC	American Municipal Bond Assurance Corp.	IDB	Industrial Development Board
AMT	Alternative Minimum Tax (subject to)	IDRB	Industrial Development Revenue Bonds
ARS	Auction Rate Securities	ISD	Independent School District
CAB	Capital Appreciation Bonds	MRB	Mortgage Revenue Bonds
CIFG	CDC IXIS Financial Guaranty	NPFGC	National Public Finance Guarantee Corp.
COP	Certificates of Participation	PILOT	Payment in Lieu of Taxes
EDA	Economic Development Authority	PSF-GTD	Permanent School Fund Guaranteed
EDC	Economic Development Corp.	RB	Revenue Bonds
ERB	Economic Revenue Bonds	SAN	State Aid Notes
FGIC	Financial Guaranty Insurance Co.	S/F	Single Family
GO	General Obligation Bonds	Syncora	Syncora Guarantee
HDA	Housing Development Authority

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc.,
Indian River Project, 6.00%, 10/01/40	$1,800	$1,810,530
District of Columbia — 1.5%
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.50%, 5/15/33	3,500	3,636,500
Florida — 12.9%
County of Lee Florida, Refunding, RB, Series A, Lee Airport
(AGM), 5.00%, 10/01/28	3,000	2,946,150
County of Miami-Dade Florida, RB, CAB, Sub-Series A
(NPFGC) (a):
5.20%, 10/01/32	4,225	1,050,884
6.68%, 10/01/32	5,000	1,288,200
5.21%, 10/01/33	4,000	931,080
6.78%, 10/01/33	15,375	3,712,601
5.21%, 10/01/34	4,580	990,883
5.22%, 10/01/35	5,000	1,006,700
County of Orange Florida, Refunding RB (Syncora),
4.75%, 10/01/32	5,000	5,012,850
Hillsborough County IDA, RB, National Gypsum Co.,
Series A, AMT, 7.13%, 4/01/30	3,700	3,297,440
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	1,725	1,782,098
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	3,525	2,846,825
Village Community Development District No. 6, Special
Assessment Bonds, 5.63%, 5/01/22	6,035	6,068,977
		30,934,688
Georgia — 0.7%
Milledgeville & Baldwin County Development Authority,
RB, Georgia College & State University Foundation,
6.00%, 9/01/33	1,500	1,738,065
Idaho — 1.2%
Idaho Health Facilities Authority, Refunding RB, Trinity
Health Group, Series B, 6.25%, 12/01/33	2,500	2,773,925
Illinois — 12.2%
Chicago Public Building Commission Building Illinois, RB,
Series A (NPFGC), 7.00%, 1/01/20	5,000	6,569,100
City of Chicago Illinois Transit Authority, RB, Sales Tax
Receipts Revenue, 5.25%, 12/01/40	1,000	1,029,950
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B,
5.38%, 6/01/35 (d)(e)	700	139,972
Navistar International, Recovery Zone,
6.50%, 10/15/40	1,925	1,985,888
Northwestern Memorial Hospital, Series A,
5.50%, 8/15/43	5,800	6,543,386
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,562,910
Rush University Medical Center, Series C,
6.63%, 11/01/39	1,200	1,278,264
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	345	280,909
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,535	1,584,581
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	6,000	6,323,580
6.00%, 6/01/28	1,700	1,767,694
		29,066,234
Indiana — 1.9%
Indiana Finance Authority, Refunding RB, Improvement,
U.S. Steel Corp., 6.00%, 12/01/26	1,350	1,325,646
Indiana Finance Authority Wastewater Utility, RB,
5.25%, 10/01/38	3,000	3,200,550
		4,526,196

Municipal Bonds	Par (000)	Value
Iowa — 1.7%
Iowa Higher Education Loan Authority, RB, Private College
Facility, Buena Vista University Project, 5.00%, 4/01/31 $	1,480	$1,520,212
Iowa Higher Education Loan Authority, Refunding RB,
Private College Facility:
5.75%, 9/01/30	965	981,617
6.00%, 9/01/39	1,500	1,490,415
		3,992,244
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB,
Sisters of Leavenworth, Series A, 5.00%, 1/01/28	1,155	1,207,691
Kentucky — 3.2%
Kentucky Economic Development Finance Authority,
RB, Louisville Arena, Sub-Series A-1 (AGC),
6.00%, 12/01/38	700	740,026
Kentucky Economic Development Finance Authority,
Refunding RB, Norton Healthcare, Inc., Series B
(NPFGC), 6.19%, 10/01/23 (a)	8,500	4,508,825
Louisville & Jefferson County Metropolitan Government,
Refunding RB, Jewish Hospital & St. Mary’s HealthCare,
6.13%, 2/01/37	2,250	2,316,105
		7,564,956
Louisiana — 3.7%
Jefferson Parish Hospital Service District No. 1,
Refunding RB, 6.00%, 1/01/39	2,300	2,408,698
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB:
Southeastern Louisiana University, Series A (AGM),
5.00%, 10/01/40	1,025	1,083,087
Westlake Chemical Corp., Series A-1,
6.50%, 11/01/35	1,565	1,631,293
Louisiana Public Facilities Authority, RB, Belle Chasse
Educational Foundation Project, 6.50%, 5/01/31	600	629,454
Louisiana Public Facilities Authority, Refunding RB,
Entergy Gulf States Louisiana, LLC Projects, Series A,
5.00%, 9/01/28	3,000	3,069,060
		8,821,592
Maryland — 1.9%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	780	783,089
Maryland Health & Higher Educational Facilities
Authority, Refunding RB, Doctor’s Community Hospital,
5.63%, 7/01/30	4,100	3,798,322
		4,581,411
Michigan — 2.2%
Michigan State Building Authority, Refunding RB, Facilities
Program, Series I, 6.25%, 10/15/38	1,875	2,092,762
Royal Oak Hospital Finance Authority Michigan, Refunding
RB, William Beaumont Hospital, 8.25%, 9/01/39	2,750	3,261,665
		5,354,427
Minnesota — 1.6%
City of Minneapolis Minnesota, Refunding RB, Fairview
Health Services, Series B (AGC), 6.50%, 11/15/38	3,500	3,924,970
Mississippi — 3.4%
Mississippi Development Bank, RB, Hinds Community
College District, Capital Improvement Project (AGM),
5.00%, 4/01/36	1,910	1,982,580
Mississippi Development Bank Special Obligation, RB,
Jackson County Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	2,841,354
University of Southern Mississippi, RB, Campus Facilities
Improvements Project, 5.38%, 9/01/36	3,150	3,390,345
		8,214,279

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	13

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Missouri — 1.7%
Missouri Joint Municipal Electric Utility Commission, RB,
Plum Point Project (NPFGC), 4.60%, 1/01/36	$2,790	$2,603,879
Missouri State Health & Educational Facilities Authority,
RB, Lutheran Senior Services, 6.00%, 2/01/41	1,500	1,499,835
		4,103,714
Montana — 1.2%
Montana Facility Finance Authority, Refunding RB, Sisters
of Leavenworth, Series A, 4.75%, 1/01/40	2,750	2,762,760
Nebraska — 1.5%
Nebraska Investment Finance Authority, Refunding RB,
Series A:
5.90%, 9/01/36	1,700	1,833,212
6.05%, 9/01/41	1,515	1,637,457
		3,470,669
Nevada — 0.5%
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/29	1,065	1,081,380
New Jersey — 5.1%
Middlesex County Improvement Authority, RB, Subordinate,
Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (d)(e)	1,510	135,885
New Jersey EDA, RB, Cigarette Tax, 5.75%, 6/15/29	5,500	5,357,110
New Jersey Educational Facilities Authority, Refunding RB,
University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	950	1,131,887
7.50%, 12/01/32	1,225	1,423,805
New Jersey State Healthcare Facilities Financing Authority,
RB, Barnabas Health, Series A:
4.63%, 7/01/23	770	750,973
5.63%, 7/01/37	2,560	2,540,877
New Jersey State Housing & Mortgage Finance Agency,
RB, Series AA, 6.50%, 10/01/38	770	835,443
		12,175,980
New York — 7.5%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	725	181,279
Hudson New York Yards Infrastructure Corp., RB, Series A,
5.75%, 2/15/47	1,750	1,853,092
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	3,600	3,541,068
(AGM), 5.00%, 2/15/47	1,500	1,504,035
(NPFGC), 4.50%, 2/15/47	750	680,040
Long Island Power Authority, Refunding RB, Series A,
5.75%, 4/01/39	2,475	2,725,495
New York City Industrial Development Agency, RB:
American Airlines, Inc., JFK International Airport,
7.63%, 8/01/25 (f)	2,600	2,404,974
Queens Baseball Stadium, PILOT (AGC),
6.50%, 1/01/46	850	913,759
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	1,250	1,297,088
New York State Dormitory Authority, RB, Series A:
Rochester Institute of Technology,, 6.00%, 7/01/33	1,625	1,790,457
University Rochester, 5.75%, 7/01/39 (b)	1,000	929,540
		17,820,827
North Carolina — 6.2%
City of Charlotte North Carolina, Refunding RB, Series A,
5.50%, 7/01/34	325	348,572
Gaston County Industrial Facilities & Pollution Control
Financing Authority North Carolina, RB, Exempt Facilities,
National Gypsum Co. Project, 5.75%, 8/01/35	2,425	1,883,352
North Carolina Capital Facilities Finance Agency, RB,
Duke Energy Carolinas, Series B, 4.38%, 10/01/31	1,500	1,504,905

Municipal Bonds	Par (000)	Value
North Carolina (concluded)
North Carolina Medical Care Commission, RB, Novant
Health Obligation, Series A, 4.75%, 11/01/43	$9,900	$9,093,744
North Carolina Medical Care Commission, Refunding RB,
University Health System, Series D, 6.25%, 12/01/33	1,750	1,937,268
		14,767,841
Ohio — 1.4%
State of Ohio, Refunding RB, Kenyon College Project,
5.00%, 7/01/41	3,345	3,366,910
Oklahoma — 1.1%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory
Put Bonds, AMT, 7.75%, 6/01/35 (f)	2,900	2,668,435
Oregon — 1.3%
Oregon Health & Science University, RB, Series A,
5.75%, 7/01/39	1,250	1,355,337
Oregon State Facilities Authority, Refunding RB, Limited
College Project, Series A:
5.00%, 10/01/34	1,150	1,179,912
5.25%, 10/01/40	500	515,780
		3,051,029
Pennsylvania — 5.0%
Delaware River Port Authority, RB (AGM):
Port District Project, Series B, 5.70%, 1/01/22	2,000	2,003,700
Series D,, 5.00%, 1/01/40	3,640	3,760,484
McKeesport Area School District, GO, CAB (FGIC) (a):
5.53%, 10/01/31	870	386,915
5.53%, 10/01/31	2,435	796,537
Pennsylvania Economic Development Financing
Authority, RB:
Amtrak Project, Series A, AMT, 6.25%, 11/01/31	2,000	2,001,560
Aqua Pennsylvania, Inc. Project, Series B,
4.50%, 12/01/42	3,000	3,004,320
		11,953,516
Puerto Rico — 1.1%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	1,500	1,572,405
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC), 5.74%, 8/01/41 (a)	7,500	1,167,825
		2,740,230
Rhode Island — 3.0%
Rhode Island Health & Educational Building Corp., RB,
Hospital Financing, LifeSpan Obligation, Series A (AGC),
7.00%, 5/15/39	3,000	3,414,510
Rhode Island Housing & Mortgage Finance Corp.,
RB, Rental Housing Program, Series A-1 (FGIC),
4.75%, 10/01/43	2,500	2,212,500
State of Rhode Island, COP, Series C, School for the Deaf
(AGC), 5.38%, 4/01/28	1,330	1,434,804
		7,061,814
South Carolina — 4.7%
South Carolina Jobs-EDA, Refunding RB:
Palmetto Health Alliance, Series A, 6.25%, 8/01/31	2,185	2,216,114
Palmetto Health, Series C, 6.88%, 8/01/27	3,560	3,953,451
South Carolina State Housing Finance & Development
Authority, Refunding RB, Series A-2, AMT (AMBAC),
5.15%, 7/01/37	4,970	4,982,773
		11,152,338
Tennessee — 0.9%
Memphis-Shelby County Sports Authority Inc., Refunding
RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,201,829
5.38%, 11/01/28	1,000	1,055,490
		2,257,319

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas — 8.2%
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System,
Series B:
7.13%, 12/01/31	$1,000	$1,123,490
7.25%, 12/01/35	2,650	2,973,300
Harris County Texas Metropolitan, Transit Authority,
5.00%, 11/01/36	1,480	1,587,122
Harris County-Houston Sports Authority, Refunding
RB, CAB, Senior Lien, Series A (NPFGC),
6.18%, 11/15/38 (a)	5,000	809,850
Love Field Airport Modernization Corp., RB, Southwest
Airlines Co. Project, 5.25%, 11/01/40	2,300	2,182,079
Lower Colorado River Authority, Refunding RB, Series A
(NPFGC), 5.00%, 5/15/31	5	5,353
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	2,200	2,364,538
Texas Private Activity Bond Surface Transportation
Corp., RB, Senior Lien, LBJ Infrastructure Group LLC,
LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,225,270
Texas State Turnpike Authority, RB (AMBAC):
CAB, 6.05%, 8/15/31 (a)	15,000	4,238,250
First Tier, Series A, 5.00%, 8/15/42	1,250	1,191,463
		19,700,715
Vermont — 1.1%
Vermont Educational & Health Buildings Financing
Agency, RB, Hospital, Fletcher Allen Health, Series A,
4.75%, 12/01/36	3,000	2,654,760
Washington — 0.9%
Washington Health Care Facilities Authority, RB, MultiCare
Health System, Series B (AGC), 6.00%, 8/15/39	2,100	2,265,375
West Virginia — 1.0%
West Virginia University, 5.00%, 10/01/36	2,250	2,407,883
Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho
Power Co. Project, 5.25%, 7/15/26	1,800	1,938,222
Total Municipal Bonds — 146.0%		348,900,302

Municipal Bonds Transferred to
Tender Option Bond Trusts (g)
Colorado — 2.2%
Colorado Health Facilities Authority, RB, Catholic Health,
Series C-7 (AGM), 5.00%, 9/01/36	5,250	5,319,720
Massachusetts — 1.3%
Massachusetts Water Resources Authority, Refunding RB,
General, Series A, 5.00%, 8/01/41	3,070	3,187,980
New York — 3.9%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	690	777,381
Series FF-2, 5.50%, 6/15/40	810	892,241
New York City Municipal Water Finance Authority,
Refunding RB, Series A, 4.75%, 6/15/30	4,000	4,165,880
New York State Dormitory Authority, RB, New York
University, Series A, 5.00%, 7/01/38	3,359	3,509,772
		9,345,274

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Ohio — 1.9%
County of Montgomery Ohio, RB, Catholic Health,
Series C-1 (AGM), 5.00%, 10/01/41	$1,740	$1,762,994
Ohio Higher Educational Facility Commission, Refunding
RB, Hospital, Cleveland Clinic Health, Series A,
5.25%, 1/01/33	2,600	2,681,224
		4,444,218
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 9.3%		22,297,192
Total Long-Term Investments
(Cost — $360,958,806) — 155.3%		371,197,494

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (h)(i)	6,488,230	6,488,230
Total Short-Term Securities
(Cost — $6,488,230) — 2.7%		6,488,230
Total Investments (Cost — $367,447,036*) — 158.0%		377,685,724
Liabilities in Excess of Other Assets — (0.7)%		(1,656,861)
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (4.6)%		(11,013,566)
AMPS, at Redemption Value — (52.7)%		(125,954,721)
Net Assets Applicable to Common Shares — 100.0%		$239,060,576

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$356,082,244
Gross unrealized appreciation	$19,201,339
Gross unrealized depreciation	(8,606,503)
Net unrealized appreciation	$10,594,836

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	Non-income producing security.
(f)	Variable rate security. Rate shown is as of report date.
(g)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(h)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional
Tax-Exempt Fund	1,084,525	5,403,705	6,488,230	$809

(i)	Represents the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	15

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust Inc. (BKN) (Percentages shown are based on Net Assets)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$371,197,494	—	$371,197,494
Short-Term
Securities	$6,488,230	—	—	6,488,230
Total	$6,488,230	$371,197,494	—	$377,685,724

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Arizona — 1.2%
Salt River Project, Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	$820	$859,811
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,090	986,962
		1,846,773
Arkansas — 0.4%
County of Little River Arkansas, Refunding RB, Georgia-
Pacific Corp. Project, AMT, 5.60%, 10/01/26	550	545,583
California — 5.7%
California Health Facilities Financing Authority,
Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	400,935
Catholic Healthcare West, Series A, 6.00%, 7/01/39	680	727,722
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,133,995
California HFA, RB, AMT, Home Mortgage, Series K,
5.50%, 2/01/42	655	651,732
California State Public Works Board, RB, Various Capital
Projects, Sub-Series I-1, 6.38%, 11/01/34	400	439,636
California Statewide Communities Development Authority,
Refunding RB, Senior Living, Southern California:
6.25%, 11/15/19	1,000	1,068,830
6.63%, 11/15/24	540	584,712
Los Angeles Department of Airports, RB, Series A,
5.25%, 5/15/39	270	288,152
State of California, GO, Various Purpose:
6.50%, 4/01/33	2,000	2,332,020
5.00%, 10/01/41	1,045	1,041,740
		8,669,474
Colorado — 0.7%
North Range Metropolitan District No. 2, GO, Limited Tax,
5.50%, 12/15/37	1,200	1,013,040
Delaware — 1.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian
River Project, 6.00%, 10/01/40	750	754,388
Delaware State EDA, RB, Exempt Facilities, Indian River
Power, 5.38%, 10/01/45	1,165	1,068,398
		1,822,786
District of Columbia — 8.4%
District of Columbia, RB, Methodist Home District of
Columbia, Series A:
7.38%, 1/01/30	550	557,667
7.50%, 1/01/39	910	923,887
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed:
6.25%, 5/15/24	4,845	4,846,357
6.50%, 5/15/33	5,700	5,922,300
Metropolitan Washington Airports Authority, RB, First
Senior Lien, Series A:
5.00%, 10/01/39	170	176,060
5.25%, 10/01/44	270	280,616
		12,706,887
Florida — 4.2%
County of Miami-Dade Florida, RB, Water & Sewer System,
5.00%, 10/01/34	1,950	2,036,911
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A, 5.38%, 10/01/41	400	411,248
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	745	779,777
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	1,375	1,110,464
Tolomato Community Development District,
Special Assessment Bonds, Special Assessment,
6.65%, 5/01/40	1,750	1,086,557

Municipal Bonds	Par (000)	Value
Florida (concluded)
Watergrass Community Development District, Special
Assessment Bonds, Series A, 5.38%, 5/01/39	$1,850	$919,117
		6,344,074
Georgia — 0.2%
DeKalb Private Hospital Authority, Refunding RB, Children’s
Healthcare, 5.25%, 11/15/39	285	292,892
Guam — 0.3%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	200	203,562
6.75%, 11/15/29	295	304,124
		507,686
Illinois — 5.7%
Chicago Board of Education, GO, Series A (a):
5.50%, 12/01/39	720	762,840
5.00%, 12/01/41	240	239,249
City of Chicago Illinois, RB, General Third Lien, Series A,
5.75%, 1/01/39	2,500	2,728,525
City of Chicago Transit Authority, RB, Sales Tax Receipts,
5.25%, 12/01/40 (a)	360	370,782
Illinois Finance Authority, RB, Advocate Health Care,
Series C, 5.38%, 4/01/44	1,845	1,889,649
Illinois Finance Authority, Refunding RB, Central DuPage
Health, Series B, 5.50%, 11/01/39	550	569,415
Metropolitan Pier & Exposition Authority, Refunding RB,
McCormick Place Expansion Project:
Series B, 5.00%, 6/15/50	1,095	1,067,515
Series B-2, 5.00%, 6/15/50	600	583,962
Railsplitter Tobacco Settlement Authority, RB,
5.50%, 6/01/23	180	190,004
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	215	225,015
		8,626,956
Indiana — 1.9%
Indiana Finance Authority, RB, Wastewater Utility:
Series 2011A, 5.25%, 10/01/38	540	576,099
Sisters of St. Francis Health, 5.25%, 11/01/39	290	295,498
Indiana Finance Authority, Refunding RB:
Parkview Health System, Series A, 5.75%, 5/01/31	1,100	1,151,777
Ascension Health Senior Credit, Series B-5,
5.00%, 11/15/36	500	507,995
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	350	382,057
		2,913,426
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB,
Series A, 6.38%, 6/01/40	350	365,599
Kentucky Economic Development Finance Authority,
RB, Owensboro Medical Health System, Series B,
6.38%, 3/01/40	370	386,491
		752,090
Louisiana — 2.2%
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Series A-1,
6.50%, 11/01/35	1,135	1,183,079
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Westlake
Chemical Corp. Projects, Projects, 6.75%, 11/01/32	2,000	2,087,020
		3,270,099
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority,
RB, Maine General Medical Center, 6.75%, 7/01/41	970	998,305

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	17

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	$970	$959,699
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	1,000	1,003,960
		1,963,659
Massachusetts — 1.5%
Massachusetts Health & Educational Facilities Authority,
Refunding RB, Partners Healthcare, Series J1,
5.00%, 7/01/39	615	627,515
Massachusetts School Building Authority, RB,
Senior Dedicated Sales Tax Revenue, Series B,
5.00%, 10/15/41 (a)	1,560	1,665,893
		2,293,408
Michigan — 2.2%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM),
7.50%, 7/01/33	560	663,874
Garden City Hospital Finance Authority Michigan,
Refunding RB, Garden City Hospital Obligation, Series A,
5.00%, 8/15/38	1,540	1,088,426
Royal Oak Hospital Finance Authority Michigan, Refunding
RB, William Beaumont Hospital, 8.25%, 9/01/39	1,400	1,660,484
		3,412,784
New Jersey — 1.3%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
6.63%, 9/15/12	500	504,875
6.40%, 9/15/23	1,000	976,400
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal, 6.00%, 12/01/42	430	449,660
		1,930,935
New York — 6.4%
Hudson Yards Infrastructure Corp., RB, 5.75%, 2/15/47	1,510	1,598,954
Metropolitan Transportation Authority, Refunding RB,
Transportation, Series D, 5.25%, 11/15/40	410	429,828
New York City Industrial Development Agency, RB:
American Airlines, JFK International Airport, AMT,
7.63%, 8/01/25 (b)	4,000	3,699,960
British Airways Place Project, 7.63%, 12/01/32	1,000	1,003,980
New York Dormitory Authority, RB, North Shore Long Island
Jewish, Series A, 5.00%, 5/01/41	435	430,367
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	420	435,821
New York State Dormitory Authority, RB, New York
University, Series A, 5.25%, 7/01/48	2,000	2,119,700
		9,718,610
North Carolina — 0.3%
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A, 5.00%, 6/01/42	480	488,160
Ohio — 0.6%
State of Ohio, RB, Ford Motor Co. Project, AMT,
5.75%, 4/01/35	1,000	935,960
Pennsylvania — 0.8%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A,
5.38%, 11/15/40	1,500	1,230,705
Puerto Rico — 1.4%
Puerto Rico Sales Tax Financing Corp., RB, First Sub,
Series A, 6.50%, 8/01/44	1,705	1,919,950
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, First Sub-Series C, 6.52%, 8/01/38 (c)	1,490	277,706
		2,197,656

Municipal Bonds	Par (000)	Value
South Carolina — 1.6%
South Carolina Jobs-EDA, Refunding RB:
Senior Lien, Burroughs & Chapin, Series A (Radian),
4.70%, 4/01/35	$1,340	$1,097,326
First Mortgage, Lutheran Homes, 5.63%, 5/01/42	1,000	817,520
South Carolina State Public Service Authority, Refunding
RB, Santee Cooper Project, Series C, 5.00%, 12/01/36	530	569,506
		2,484,352
Texas — 8.1%
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	1,500	404,940
Central Texas Regional Mobility Authority, RB, Senior Lien,
6.25%, 1/01/46	730	742,395
City of Dallas Texas, Refunding RB, Waterworks & Sewer
System, 5.00%, 10/01/35	525	569,772
City of Houston Texas, Refunding RB, Senior Lien, Series A,
5.50%, 7/01/39	250	265,428
Harris County Texas Metropolitan Transit Authority, Sales
& Use Tax, RB, Series A, 5.00%, 11/01/41	1,170	1,249,735
HFDC of Central Texas, Inc., RB, Village at Gleannloch
Farms, Series A, 5.50%, 2/15/27	1,150	928,326
Houston Higher Education Finance Corp., RB, Cosmos
Foundation, Inc. Series A, 6.88%, 5/15/41	200	214,214
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	700	752,353
North Texas Tollway Authority, Refunding, RB, Toll, Second
Tier, Series F, 6.13%, 1/01/31	2,290	2,398,775
Sabine River Authority Texas, Refunding RB, TXU Electric
Co. Project, Series B, Mandatory Put Bonds, AMT,
5.75%, 5/01/30 (b)	500	500,000
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Scott & White Healthcare, 6.00%, 8/15/45	1,390	1,487,759
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien:
TE Mobility Partners LLC, North Tarrant Express
Managed Lanes Project, 6.88%, 12/31/39	500	533,515
LBJ Infrastructure Group LLC, LBJ Freeway Managed
Lanes Project, 7.00%, 6/30/40	1,000	1,075,090
Texas Public Finance Authority, RB, Charter School Finance
Corp., Cosmos Foundation, Series A, 5.38%, 2/15/37	1,250	1,164,213
		12,286,515
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc.,
5.00%, 8/15/41	955	967,845
Virginia — 1.8%
Peninsula Ports Authority, Refunding RB, Virginia Baptist
Homes, Series C, 5.38%, 12/01/26	2,600	1,688,076
Virginia HDA, RB, Rental Housing, Series F,
5.00%, 4/01/45	1,000	1,010,380
		2,698,456
Washington — 0.5%
Washington Health Care Facilities Authority, RB, Swedish
Health Services, Series A, 6.75%, 11/15/41	660	727,274
Wisconsin — 1.9%
Wisconsin Health & Educational Facilities Authority,
RB, Ascension Health Credit Group, Series A,
5.00%, 11/15/31	2,835	2,908,511
Wyoming — 0.1%
Wyoming Municipal Power Agency, RB, Series A,
5.00%, 1/01/42	100	102,229
Total Municipal Bonds — 63.7%		96,657,130

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

California — 15.4%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	$1,090	$1,180,675
California Educational Facilities Authority, RB, University
of Southern California, Series A, 5.25%, 10/01/39	840	907,612
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	2,050	2,157,604
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	553	602,897
San Francisco City & County Public Water Utilities
Commission, RB, Series B, 5.00%, 11/01/39	3,225	3,367,577
University of California, RB, Series B (NPFGC),
4.75%, 5/15/38	15,000	15,085,200
		23,301,565
Colorado — 0.5%
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series A, 5.50%, 7/01/34	740	775,065
Illinois — 11.6%
City of Chicago Illinois Custodial Receipts, Series 1284,
5.00%, 1/01/33 (e)	15,000	15,077,400
Illinois Finance Authority, RB, Carle Foundation, Series A
(AGM), 6.00%, 8/15/41	2,340	2,450,869
		17,528,269
Indiana — 8.1%
Carmel Redevelopment Authority, RB, Performing
Arts Center:
4.75%, 2/01/33	5,365	5,463,770
5.00%, 2/01/33	6,580	6,780,295
		12,244,065
Massachusetts — 7.9%
Massachusetts HFA, Refunding HRB, Series D, AMT,
5.45%, 6/01/37	11,855	11,964,540
Nebraska — 3.3%
Omaha Public Power District, RB, System, Sub-Series B
(NPFGC), 4.75%, 2/01/36	5,000	5,080,400
New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority,
Refunding RB, Dartmouth College, 5.25%, 6/01/39	660	729,511
New York — 18.0%
New York City Municipal Water Finance Authority, RB,
Series FF-2 Water & Sewer, 5.50%, 6/15/40	495	545,259
New York City Municipal Water Finance Authority,
Refunding RB, Series D, 5.00%, 6/15/39	7,500	7,845,675
New York City Municipal Water Finance Authority, Water
& Sewer, RB, Second General Resolution, Series HH,
5.00%, 6/15/31	2,835	3,068,495
New York State Dormitory Authority, ERB:
Series F, 5.00%, 3/15/35	3,000	3,104,671
Series B, 5.75%, 3/15/36	11,250	12,717,900
		27,282,000
North Carolina — 10.2%
University of North Carolina at Chapel Hill, Refunding RB,
General, Series A, 4.75%, 12/01/34	15,170	15,553,953
Ohio — 4.9%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	2,650	2,671,730
State of Ohio, Refunding RB, Cleveland Clinic Health,
Series A, 5.50%, 1/01/39	4,630	4,818,534
		7,490,264

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
South Carolina — 1.9%
South Carolina State Housing Finance & Development
Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	$2,769	$2,863,579
Texas — 7.8%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A,
5.00%, 8/15/38	2,130	2,221,931
New Caney ISD, GO, School Building (PSF-GTD),
5.00%, 2/15/35	9,150	9,598,716
		11,820,647
Virginia — 0.7%
Virginia Small Business Financing Authority, Refunding RB,
Sentara Healthcare, 5.00%, 11/01/40	1,000	1,033,181
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health, Inc.,
5.25%, 4/01/39	1,990	2,012,603
Total Municipal Bonds Transferred to
Tender Option Bond (TOB) Trusts — 92.1%		139,679,642
Total Long-Term Investments
(Cost — $236,848,589) — 155.8%		236,336,772

Short-Term Securities
Michigan – 0.7%
Michigan Finance Authority, RB, SAN, Detroit Schools,
Series A-1, 6.45%, 2/20/12	1,085	1,085,000

	Shares
Money Market – 0.0%
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	18,910	18,910
Total Short-Term Securities
(Cost — $1,103,910) — 0.7%		1,103,910
Total Investments (Cost — $237,952,499*) — 156.5%		237,440,682
Other Assets Less Liabilities — 3.5%		5,316,679
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (60.0)%		(91,004,742)
Net Assets — 100.0%		$151,752,619

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$147,192,284
Gross unrealized appreciation	$6,292,551
Gross unrealized depreciation	(6,825,118)
Net unrealized depreciation	$(532,567)

(a)	When-issued security. Unsettled when-issued transactions were as follows:
Counterparty	Value	Unrealized Appreciation
Pershing LLC	$1,002,089	$23,691
Barclays Capital, Inc.	$370,782	$1,163
Wells Fargo Bank NA	$1,665,893	$5,288

(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	19

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)

(d)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional
Tax-Exempt Fund	1,227,518	(1,208,608)	18,910	$258

(g)	Represents the current yield as of report date.
•	Financial futures contracts sold as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
31	10-Year US	Chicago Board	December
	Treasury Note	of Trade	2011	$4,000,938	$ 34,597

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarizes the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$236,336,772	—	$236,336,772
Short-Term
Securities	$18,910	1,085,000	—	1,103,910
Total	$18,910	$237,421,772	—	$237,440,682
[1]	See above Schedule of Investments for values in each state or political subdivision.
Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest
rate
Contracts	$34,597	—	—	$34,597

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
Courtland IDB Alabama, Refunding RB, International
Paper Co. Projects, Series A, 4.75%, 5/01/17	$1,165	$1,183,873
Alaska — 2.1%
City of Valdez AK, RB, Refunding BP Pipelines Projected
Series B:
5.00%, 1/01/21	2,500	2,808,475
5.00%, 1/01/21	3,200	3,594,848
		6,403,323
Arizona — 3.7%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A:
5.00%, 7/01/20	1,300	1,467,440
5.00%, 7/01/21	5,585	6,534,339
Pima County IDA, Refunding RB, Tucson Electric Power Co.,
San Juan, Series A, 4.95%, 10/01/20	1,015	1,026,997
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,513,305
5.25%, 12/01/20	1,000	1,010,760
		11,552,841
California — 20.5%
California Health Facilities Financing Authority, Refunding
RB, Sutter Health, Series B, 5.00%, 8/15/22	815	889,548
California State Department of Water Resources,
Refunding RB, Series L, 5.00%, 5/01/20	10,000	11,783,900
California Statewide Communities Development Authority,
RB, John Muir Health, Series A, 5.00%, 8/15/22	5,000	5,192,000
Foothill Eastern Transportation Corridor Agency California,
Refunding RB, CAB (a):
5.96%, 1/15/21	12,500	7,266,500
5.87%, 1/15/22	10,000	5,304,000
Golden State Tobacco Securitization Corp.
California, RB (b):
ARS, Asset-Backed, Series A-3, 7.88%, 6/01/13	975	1,086,238
Series 2003-A-1, 6.63%, 6/01/13	1,500	1,642,515
Series 2003-A-1, 6.75%, 6/01/13	11,010	12,077,750
Los Angeles Unified School District California, GO,
Series I, 5.00%, 7/01/20	3,750	4,388,850
Riverside County Asset Leasing Corp. California,
RB, Riverside County Hospital Project (NPFGC),
5.76%, 6/01/25 (a)	6,865	2,805,314
San Manuel Entertainment Authority, Series 04-C,
4.50%, 12/01/16 (c)	4,000	4,032,480
State of California, GO, Various Purpose, 5.00%, 11/01/22	7,050	7,445,575
		63,914,670
Colorado — 1.7%
E-470 Public Highway Authority Colorado, RB, CAB, Senior
Series B (NPFGC), 5.55%, 9/01/22 (a)	4,500	2,295,000
Park Creek Metropolitan District Colorado, Refunding RB,
Senior, Limited Tax, Property Tax, 5.25%, 12/01/25	3,000	3,002,940
		5,297,940
District of Columbia — 4.9%
District of Columbia, Refunding RB, Friendship Public
Charter School, Inc. (ACA):
5.75%, 6/01/18	2,680	2,693,856
5.00%, 6/01/23	3,320	3,006,791
District of Columbia Tobacco Settlement Financing
Corp., Refunding RB, Asset-Backed, Asset-Backed,
6.50%, 5/15/33	4,215	4,379,385
Metropolitan Washington Airports Authority, Refunding RB,
Series C-2, AMT (AGM), 5.00%, 10/01/24	5,000	5,232,700
		15,312,732

Municipal Bonds	Par (000)	Value
Florida — 7.5%
Bellalago Educational Facilities Benefit District, Special
Assessment Bonds, Series A, 5.85%, 5/01/22	$3,715	$3,626,917
Broward County School Board Florida, COP, Series A
(AGM), 5.25%, 7/01/22	1,250	1,355,412
City of Jacksonville Florida, RB, Better Jacksonville,
5.00%, 10/01/22	5,160	5,747,311
Habitat Community Development District, Special
Assessment Bonds, 5.80%, 5/01/25	1,910	1,825,693
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	2,170	2,241,827
Middle Village Community Development District, Special
Assessment Bonds, Series A, 5.80%, 5/01/22	3,525	3,268,486
Pine Island Community Development District, RB,
5.30%, 11/01/10 (d)(e)	250	126,728
Stevens Plantation Community Development District,
Special Assessment Bonds, Series B, 6.38%, 5/01/13	3,530	3,058,745
Village Community Development District No. 5 Florida,
Special Assessment Bonds, Series A, 6.00%, 5/01/22	2,130	2,167,978
		23,419,097
Georgia — 0.8%
Richmond County Development Authority, RB,
Environment, Series A, AMT, 5.75%, 11/01/27	2,350	2,366,732
Illinois — 16.0%
City of Chicago Illinois, RB, General Airport, Third Lien,
Series A (AMBAC):
5.00%, 1/01/21	5,000	5,292,200
5.00%, 1/01/22	7,000	7,356,370
Illinois Finance Authority, RB:
Depaul University, Series C, 5.25%, 10/01/24	5,000	5,173,050
MJH Education Assistance IV LLC, Sub-Series A,
5.50%, 6/01/19 (d)(e)	3,250	1,949,967
MJH Education Assistance IV LLC, Sub-Series B,
5.00%, 6/01/24 (d)(e)	1,075	214,957
Northwestern University, 5.00%, 12/01/21	4,800	5,168,640
Illinois State Toll Highway Authority, RB, Senior Priority,
Series A (AGM), 5.00%, 1/01/19	2,250	2,433,510
Lake Cook-Dane & McHenry Counties Community Unit
School District 220 Illinois, GO, Refunding (AGM),
5.25%, 12/01/20	1,000	1,212,250
Metropolitan Pier & Exposition Authority Illinois,
Refunding RB, CAB, McCormick, Series A (NPFGC),
5.45%, 6/15/22 (a)	13,455	8,116,056
Railsplitter Tobacco Settlement Authority, RB,
5.25%, 6/01/20	10,000	10,697,700
State of Illinois, RB, Build Illinois, Series B,
5.00%, 6/15/20	2,000	2,264,260
		49,878,960
Indiana — 5.0%
City of Vincennes Indiana, Refunding RB, Southwest
Indiana Regional Youth Village, 6.25%, 1/01/24	4,220	3,740,186
Indiana Municipal Power Agency, Series A,
5.00%, 1/01/21	600	679,074
Indianapolis Airport Authority, Refunding RB, Special
Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	10,000	11,085,000
		15,504,260
Kansas — 2.2%
Kansas Development Finance Authority, Refunding RB,
Adventist Health, 5.25%, 11/15/20	2,500	2,857,650
Wyandotte County-Kansas City Unified Government,
RB, Kansas International Speedway (NPFGC),
5.20%, 12/01/20 (a)	6,440	4,055,719
		6,913,369

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	21

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Kentucky — 0.6%
Kentucky Housing Corp., RB, Series C, AMT,
4.63%, 7/01/22	$2,000	$2,022,900
Louisiana — 0.6%
Parish of DeSoto Louisiana, RB, Series A, AMT,
5.85%, 11/01/27	2,000	2,019,300
Maryland — 2.9%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.13%, 6/01/20	1,250	1,259,088
Maryland Health & Higher Educational Facilities Authority,
Refunding RB:
Charlestown Community, 5.50%, 1/01/21	1,335	1,442,614
MedStar Health, 5.38%, 8/15/24	5,500	5,727,315
University of Maryland Medical System,
5.00%, 7/01/19	670	738,454
		9,167,471
Massachusetts — 1.6%
Massachusetts Development Finance Agency, RB, Waste
Management, Inc. Project, AMT, 5.45%, 6/01/14	4,500	4,855,230
Massachusetts State Water Pollution Abatement, Refunding
RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	140	140,570
		4,995,800
Michigan — 3.0%
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.00%, 5/15/20	1,735	1,860,076
Lansing Board of Water & Light, RB, Series A,
3.50%, 7/01/20	1,000	1,044,100
Michigan State Building Authority, RB, Refunding Facilities
Program Series A:
4.00%, 10/15/20	1,205	1,271,841
5.00%, 10/15/20	325	368,069
Michigan State Hospital Finance Authority, Refunding RB,
Hospital, Sparrow Obligated, 4.50%, 11/15/26	1,500	1,442,820
State of Michigan, Refunding RB:
5.00%, 11/01/20	1,000	1,145,370
5.00%, 11/01/21	2,000	2,266,800
		9,399,076
Minnesota — 0.4%
Minnesota Higher Education Facilities Authority, RB,
University of St. Thomas, Series 5-Y, 5.00%, 10/01/24	1,250	1,302,125
Mississippi — 1.0%
County of Warren Mississippi, RB, Series A, AMT,
5.85%, 11/01/27	3,000	3,026,970
Missouri — 3.5%
Missouri Development Finance Board, RB, Branson
Landing Project, Series A, 5.50%, 12/01/24	5,000	5,152,450
Missouri State Health & Educational Facilities Authority,
Refunding RB, BJC Health System, Series A,
5.00%, 5/15/20	5,500	5,837,975
		10,990,425
Multi-State — 6.0%
Centerline Equity Issuer Trust (c)(f):
5.75%, 5/15/15	1,000	1,070,810
6.00%, 5/15/15	4,000	4,326,280
6.00%, 5/15/19	2,500	2,744,950
6.30%, 5/15/19	2,500	2,753,925
MuniMae TE Bond Subsidiary LLC (c)(f)(g):
5.40%	5,000	3,399,950
5.80%	5,000	3,399,950
Series D, 5.90%	2,000	1,139,980
		18,835,845

Municipal Bonds	Par (000)	Value
Nevada — 2.0%
City of Henderson Nevada, Special Assessment Bonds,
District No. T-18, 5.15%, 9/01/21	$1,755	$1,009,669
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/20	5,000	5,294,700
		6,304,369
New Hampshire — 4.7%
New Hampshire Business Finance Authority, Refunding RB,
Public Service Co. of New Hampshire Project, Series B,
AMT (NPFGC), 4.75%, 5/01/21	10,000	10,188,400
New Hampshire Health & Education Facilities Authority,
Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	4,225	4,365,228
		14,553,628
New Jersey — 12.4%
Middlesex County Improvement Authority, RB, Street
Student Housing Project, Series A, 5.00%, 8/15/23	1,000	1,017,100
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	10,000	9,838,700
Continental Airlines, Inc. Project, AMT,
7.00%, 11/15/30 (h)	5,000	4,999,200
Continental Airlines, Inc. Project, AMT,
9.00%, 6/01/33 (h)	1,500	1,539,570
Kapkowski Road Landfill Project, Series 1998B, AMT,
6.50%, 4/01/31	7,500	7,431,750
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 4.80%, 11/01/13	765	780,002
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,200,200
New Jersey Educational Facilities Authority, Refunding
RB, University of Medicine & Dentistry, Series B,
6.25%, 12/01/18	2,500	2,937,350
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	2,110	2,265,697
Capital Health System Obligation Group, Series A,
5.75%, 7/01/13 (b)	4,000	4,320,840
Newark Housing Authority, RB, South Ward Police Facility
(AGC), 5.00%, 12/01/21	1,250	1,372,587
		38,702,996
New York — 7.6%
New York City Industrial Development Agency, RB
American Airlines, Inc., JFK International Airport, AMT (h):
7.63%, 8/01/25	3,885	3,593,586
7.75%, 8/01/31	5,000	4,625,150
New York State Energy Research & Development Authority,
Refunding RB, Brooklyn Union Gas/Keyspan, Series A,
AMT (FGIC), 4.70%, 2/01/24	8,500	8,740,295
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal, 5.00%, 12/01/20	1,525	1,557,315
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed, Series B-1C, 5.50%, 6/01/20	5,000	5,332,050
		23,848,396
North Carolina — 2.4%
North Carolina Eastern Municipal Power Agency,
Refunding RB, Series B, 5.00%, 1/01/21	1,550	1,722,112
North Carolina Municipal Power Agency No. 1,
Refunding RB, Series B, 5.00%, 1/01/20	5,000	5,770,250
		7,492,362
Ohio — 6.5%
American Municipal Power-Ohio, Inc., RB, Prairie State
Energy Campus Project, Series A, 5.25%, 2/15/23	5,000	5,519,500
County of Cuyahoga Ohio, Refunding RB, Series A:
6.00%, 1/01/19	3,000	3,215,640
6.00%, 1/01/20	10,000	10,705,100
Pinnacle Community Infrastructure Financing Authority,
RB, Facilities, Series A, 6.00%, 12/01/22	916	829,081
		20,269,321

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Oklahoma — 1.0%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory
Put Bonds, AMT, 7.75%, 6/01/35 (h)	$3,350	$3,082,502
Pennsylvania — 7.6%
Lancaster County Hospital Authority, RB, General Hospital
Project, 5.75%, 3/15/20 (b)	7,500	8,194,950
Montgomery County IDA Pennsylvania, MRB, Whitemarsh
Continuing Care, 6.00%, 2/01/21	1,275	1,173,599
Pennsylvania Higher Educational Facilities Authority, RB,
LaSalle University, 5.50%, 5/01/26	6,680	6,780,668
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, Drexel University, Series A, 5.00%, 5/01/20	1,575	1,767,591
Pennsylvania Turnpike Commission, RB, Sub-Series A
(AGC), 5.00%, 6/01/22	1,000	1,106,350
Pennsylvania Turnpike Commission, Refunding RB,
Series A, 5.00%, 12/01/20	4,000	4,598,240
		23,621,398
Puerto Rico — 4.2%
Commonwealth of Puerto Rico, GO, Public Improvement,
Series B, 5.25%, 7/01/17	3,300	3,532,551
Puerto Rico Electric Power Authority, RB, Series NN,
5.13%, 7/01/13 (b)	9,000	9,705,600
		13,238,151
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	2,000	2,251,960
Texas — 9.5%
Central Texas Regional Mobility Authority, RB, Senior Lien:
5.75%, 1/01/19	800	860,624
5.75%, 1/01/20	1,140	1,223,516
City of Dallas Texas, Refunding RB (AGC), 5.00%, 8/15/21	2,500	2,735,400
City of Houston TX, RB, Refunding, Sub Lien, Series B,
5.00%, 7/01/20	250	283,613
Lower Colorado River Authority, 5.00%, 5/15/20	5,000	5,723,200
North Texas Tollway Authority, RB, Series C:
5.25%, 1/01/20	1,000	1,126,220
5.38%, 1/01/21	5,000	5,629,950
Port Corpus Christi Industrial Development Corp. Texas,
Refunding RB, Valero, Series C, 5.40%, 4/01/18	2,985	2,985,836
Texas State Turnpike Authority, RB, CAB, First Tier, Series A
(AMBAC) (a):
5.39%, 8/15/21	7,990	4,966,824
5.54%, 8/15/24	8,450	4,094,109
		29,629,292
US Virgin Islands — 0.5%
Virgin Islands Public Finance Authority, RB, Senior Lien,
Matching Fund Loan Note, Series A, 5.25%, 10/01/17	1,000	1,051,920
Virgin Islands Public Finance Authority, Refunding RB,
Senior Secured, Hovensa Coker Project, AMT,
6.50%, 7/01/21	500	477,365
		1,529,285
Virginia — 6.5%
Celebrate North Community Development Authority,
Special Assessment Bonds, Celebrate Virginia North
Project, Series B, 6.60%, 3/01/25 (d)(e)	60	40,079
Charles City County EDA, RB, Waste Management, Inc.
Project, Mandatory Put Bonds, AMT, 5.13%, 8/01/27 (h)	10,000	10,736,800
Mecklenburg County IDA Virginia, Refunding RB, Exempt
Facility, UAE LP Project, AMT, 6.50%, 10/15/17	7,500	7,531,650
Russell County IDA, Refunding RB, Appalachian Power,
Series K, 4.63%, 11/01/21	2,000	2,089,180
		20,397,709
Washington — 0.1%
Washington Health Care Facilities Authority, RB,
Providence Health & Services B, 5.00%, 10/01/20	250	285,432

Municipal Bonds	Par (000)	Value
Wisconsin — 2.9%
State of Wisconsin, Refunding RB, Series A,
5.25%, 5/01/20	$1,000	$1,173,570
Wisconsin Health & Educational Facilities Authority,
Refunding RB:
Froedtert & Community Health, Inc., 5.00%, 4/01/20	1,515	1,676,135
Wheaton Franciscan Services, Series A,
5.50%, 8/15/17	2,880	2,951,078
Wheaton Franciscan Services, Series A,
5.50%, 8/15/18	3,190	3,256,161
		9,056,944
Total Municipal Bonds — 153.0%		477,771,454

Municipal Bonds Transferred to
Tender Option Bond Trusts (i)
Illinois — 1.8%
City of Chicago Illinois, Refunding RB, Second Lien (AGM),
5.00%, 11/01/20	5,000	5,540,600
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 1.8%		5,540,600
Total Long-Term Investments
(Cost — $473,569,864) — 154.8%		483,312,054

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (j)(k)	153,138	153,138
Total Short-Term Securities
(Cost — $153,138) — 0.1%		153,138
Total Investments (Cost — $473,723,002*) — 154.9%		483,465,192
Other Assets Less Liabilities — 2.0%		6,323,510
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (1.2)%		(3,753,384)
AMPS, at Redemption Value — (55.7)%		(173,854,706)
Net Assets Applicable to Common Shares — 100.0%		$312,180,612

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$469,421,624
Gross unrealized appreciation	$21,620,894
Gross unrealized depreciation	(11,327,326)
Net unrealized appreciation	$10,293,568

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	Non-income producing security.
(f)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	23

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK)

(i)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(j)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional
Tax-Exempt Fund	3,220,721	(3,067,583)	153,138	$814

(k)	Represents the current yield as of report date.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments1	—	$483,312,054	—	$483,312,054
Short-Term
Securities	$153,138	—	—	153,138
Total	$153,138	$483,312,054	—	$483,465,192

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.7%
Alabama State Docks Department, Refunding RB,
6.00%, 10/01/40	$4,080	$4,379,554
Arizona — 3.8%
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	4,765	4,996,341
Salt Verde Financial Corp., RB:
5.00%, 12/01/32	10,030	9,231,813
5.00%, 12/01/37	9,460	8,565,746
		22,793,900
Arkansas — 0.5%
County of Little River Arkansas, Refunding RB, Georgia-
Pacific Corp. Project, AMT, 5.60%, 10/01/26	3,255	3,228,862
California — 25.7%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	4,445	4,813,980
California County Tobacco Securitization Agency, RB, CAB,
Stanislaus, Sub-Series C, 6/01/55 (a)	17,855	179,978
California Health Facilities Financing Authority, Refunding
RB, Sutter Health, Series B, 6.00%, 8/15/42	6,230	6,793,067
California HFA, RB, Home Mortgage, Series G,
5.50%, 8/01/42	5,260	5,342,950
California State Public Works Board, RB, Various Capital
Projects, Sub-Series 1, 6.38%, 11/01/34	2,315	2,544,393
California Statewide Communities Development Authority,
RB, Health Facility Memorial Health Services, Series A,
5.50%, 10/01/33	5,000	5,037,650
City of Lincoln California, Special Tax Bonds, Community
Facilities District No. 2003-1, 6.00%, 9/01/34 (b)	3,115	3,457,339
Foothill Eastern Transportation Corridor Agency California,
Refunding RB, CAB (a):
6.09%, 1/15/32	54,635	14,525,808
6.09%, 1/15/38	75,000	12,407,250
Foothill-De Anza Community College District, GO, Series C,
5.00%, 8/01/40	7,000	7,432,320
Golden State Tobacco Securitization Corp. California, RB,
Series 2003, A-1, 6.63%, 6/01/13 (b)	5,000	5,475,050
Los Angeles Department of Airports, RB, Series A,
5.25%, 5/15/39	1,560	1,664,879
Los Angeles Department of Airports, Refunding RB,
Senior Los Angeles International Airport, Series A,
5.00%, 5/15/40	11,690	12,303,608
Los Angeles Regional Airports Improvement Corp.
California, Refunding RB, Facilities LAXFUEL Corp.,
LA International, AMT (AMBAC), 5.50%, 1/01/32	13,320	12,816,770
Los Angeles Unified School District California, GO,
Series D, 5.25%, 7/01/25	3,490	3,896,166
Murrieta Community Facilities District Special Tax
California, Special Tax Bonds, District No. 2,
The Oaks Improvement Area A, 6.00%, 9/01/34	5,000	4,766,900
State of California, GO, Various Purpose:
6.00%, 3/01/33	4,970	5,593,238
6.50%, 4/01/33	20,410	23,798,264
5.00%, 10/01/41	5,935	5,916,483
University of California, RB, Limited Project, Series B,
4.75%, 5/15/38	9,840	9,895,891
West Valley-Mission Community College District, GO,
Election of 2004, Series A (AGM), 4.75%, 8/01/30	4,015	4,108,951
		152,770,935
Colorado — 1.5%
City of Colorado Springs Colorado, RB, Subordinate Lien,
Improvement, Series C (AGM), 5.00%, 11/15/45	2,115	2,171,682
Colorado Health Facilities Authority, Refunding RB,
Catholic Health, Series A, 5.50%, 7/01/34	4,205	4,405,368

Municipal Bonds	Par (000)	Value
Colorado (concluded)
Park Creek Metropolitan District Colorado, Refunding RB,
Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	$2,530	$2,392,773
		8,969,823
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority,
RB, Ascension Health Senior Credit, 5.00%, 11/15/40	2,710	2,783,929
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian
River Project, 6.00%, 10/01/40	2,225	2,238,016
Delaware State EDA, RB, Exempt Facilities, Indian River
Power, 5.38%, 10/01/45	7,950	7,290,786
		9,528,802
District of Columbia — 4.6%
District of Columbia, Refunding RB, Friendship Public
Charter School, Inc. (ACA), 5.25%, 6/01/33	2,390	1,985,492
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	22,605,628
Metropolitan Washington Airports Authority, RB, First
Senior Lien, Series A:
5.00%, 10/01/39	990	1,025,294
5.25%, 10/01/44	1,545	1,605,749
		27,222,163
Florida — 5.2%
County of Miami-Dade Florida, RB, Water & Sewer System,
5.00%, 10/01/34	6,625	6,920,276
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,344,114
Highlands County Florida Health Facilities Authority,
Series 2006-G, 5.13%, 11/15/32 (c)	1,000	1,010,360
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	6,575	6,792,632
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,450	4,657,726
Stevens Plantation Community Development District,
Special Assessment Bonds, Series A, 7.10%, 5/01/35	3,650	2,958,800
Village Community Development District No. 6, Special
Assessment Bonds, 5.63%, 5/01/22	6,035	6,068,977
		30,752,885
Georgia — 1.8%
DeKalb Private Hospital Authority, Refunding RB, Children’s
Healthcare, 5.25%, 11/15/39	1,650	1,695,688
Metropolitan Atlanta Rapid Transit Authority, RB, Third
Series, 5.00%, 7/01/39	5,000	5,212,950
Richmond County Development Authority, Refunding RB,
International Paper Co. Project, Series A, AMT,
6.00%, 2/01/25	4,000	4,049,400
		10,958,038
Guam — 0.7%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	1,245	1,267,173
6.75%, 11/15/29	1,775	1,829,901
7.00%, 11/15/39	1,255	1,300,431
		4,397,505
Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	2,660	2,795,846
Illinois — 10.7%
City of Chicago Illinois, RB, General, Third Lien, Series C,
6.50%, 1/01/41	11,385	13,097,532
City of Chicago Illinois Board of Education, GO:
5.50%, 12/01/39	4,110	4,354,545
5.00%, 12/01/41	1,355	1,350,759

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	25

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB, Sales Tax
Receipts Revenue, 5.25%, 12/01/40	$2,055	$2,116,547
Illinois Finance Authority, RB:
Advocate Health Care, Series C, 5.38%, 4/01/44	10,630	10,887,246
MJH Education Assistance IV LLC, Sub-Series B,
5.38%, 6/01/35 (d)(e)	1,675	334,933
Navistar International Recovery Zone,
6.50%, 10/15/40	3,010	3,105,206
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	3,160	3,271,548
Elmhurst Memorial Healthcare, 5.63%, 1/01/28	3,000	2,999,910
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	845	688,024
Metropolitan Pier & Exposition Authority, Refunding RB,
McCormick Place Expansion Project, (AGM):
Series B, 5.00%, 6/15/50	3,905	3,800,619
Series B-2, 5.00%, 6/15/50	6,155	6,000,509
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,625	2,770,898
6.00%, 6/01/28	2,245	2,334,396
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	1,240	1,297,759
Village of Bolingbrook Illinois, GO, Refunding, Series B
(NPFGC) (a):
6.01%, 1/01/33	6,820	1,808,596
6.01%, 1/01/34	14,085	3,508,292
		63,727,319
Indiana — 4.3%
City of Vincennes Indiana, Refunding RB, Southwest
Indiana Regional Youth Village, 6.25%, 1/01/24	2,030	1,799,189
Indiana Finance Authority, RB, Sisters of St. Francis
Health, 5.25%, 11/01/39	1,655	1,686,379
Indiana Finance Authority Wastewater Utility, RB,
5.25%, 10/01/38	3,080	3,285,898
Indiana Health Facility Financing Authority, Refunding RB,
Methodist Hospital, Inc., 5.50%, 9/15/31	9,000	7,786,980
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	2,150	2,346,918
Indianapolis Local Public Improvement Bond Bank, RB,
Series K, 5.00%, 6/01/27	3,640	3,731,801
Petersburg Indiana, RB, Indiana Power & Light, AMT,
5.90%, 12/01/24	5,000	5,103,900
		25,741,065
Kansas — 0.6%
Kansas Development Finance Authority, Refunding RB,
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	3,275	3,309,781
Kentucky — 0.3%
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series A, 6.38%, 6/01/40	1,490	1,556,409
Louisiana — 1.1%
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Westlake
Chemical Corp., Series A-1, 6.50%, 11/01/35	6,535	6,811,823
Maryland — 1.4%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	855	845,920
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	1,760	1,766,969
Maryland Health & Higher Educational Facilities Authority,
Refunding RB, Charlestown Community, 6.25%, 1/01/41	4,295	4,464,524
Montgomery County Housing Opportunities Commission,
RB, Series D, AMT, 5.50%, 1/01/38	920	978,383
		8,055,796

Municipal Bonds	Par (000)	Value
Massachusetts — 2.2%
Massachusetts Health & Educational Facilities Authority,
Refunding RB, Partners Healthcare, Series J1,
5.00%, 7/01/39	$3,535	$3,606,937
Massachusetts State School Building Authority, RB,
Sales Tax Revenue, Series B, 5.00%, 10/15/41	8,865	9,466,756
		13,073,693
Michigan — 1.7%
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.50%, 5/15/36	2,700	2,716,362
Lansing Board of Water & Light, RB, Series A,
5.50%, 7/01/41	2,870	3,158,952
Michigan State Hospital Finance Authority, Refunding RB,
Henry Ford Health System, Series A, 5.25%, 11/15/46	4,230	4,090,579
		9,965,893
Mississippi — 2.4%
City of Gulfport Mississippi, RB, Memorial Hospital at
Gulfport Project, Series A, 5.75%, 7/01/31	14,025	14,029,348
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority,
RB, Senior Living Facilities, Lutheran Senior Home,
5.50%, 2/01/42	2,035	1,893,568
Multi-State — 2.9%
Centerline Equity Issuer Trust, 6.80%, 10/31/52 (f)(g)	16,000	17,312,320
Nebraska — 0.7%
Douglas County Hospital Authority No. 2, RB, Health
Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,369,347
Lancaster County Hospital Authority No. 1, RB, Immanuel
Obligation Group, 5.63%, 1/01/40	600	608,772
		3,978,119
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/29	4,550	4,619,979
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority,
RB, Exeter Project, 5.75%, 10/01/31	3,500	3,538,115
New Jersey — 9.0%
Middlesex County Improvement Authority, RB, Heldrich
Center Hotel, Series B, 6.25%, 1/01/37 (d)(e)	3,680	331,163
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/29	15,500	15,097,310
Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/29	3,000	2,836,410
Continental Airlines, Inc. Project, AMT,
7.00%, 11/15/30 (c)	15,410	15,407,535
New Jersey EDA, Special Assessment Bonds, Refunding,
Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	8,295,520
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A, 5.50%, 6/15/41	8,000	8,638,240
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	3,135	2,846,329
		53,452,507
New York — 6.9%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	1,820	455,073
Hudson New York Yards Infrastructure Corp., RB, Series A,
5.75%, 2/15/47	3,135	3,319,683
Metropolitan Transportation Authority, Refunding RB,
Transportation, Series D, 5.25%, 11/15/40	2,375	2,489,855
New York City Industrial Development Agency, RB, American
Airlines, Inc., JFK International Airport, AMT (c):
8.00%, 8/01/28	5,000	4,625,150
7.75%, 8/01/31	22,140	20,480,164

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	$2,400	$2,490,408
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal:
6.00%, 12/01/36	2,525	2,614,183
6.00%, 12/01/42	1,960	2,049,611
State of New York Dormitory Authority, RB, North Shore
Long Island Jewish, Series A, 5.00%, 5/01/41	2,470	2,443,695
		40,967,822
North Carolina — 3.9%
Gaston County Industrial Facilities & Pollution Control
Financing Authority North Carolina, RB, Exempt
Facilities National Gypsum Co. Project, AMT,
5.75%, 8/01/35	12,130	9,420,643
North Carolina Capital Facilities Finance Agency, RB,
Duke University Project, Series B, 5.00%, 10/01/38	10,000	10,815,900
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A, 5.00%, 6/01/42	2,750	2,796,750
		23,033,293
Ohio — 2.5%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	6,125	6,175,225
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.00%, 5/01/39	5,450	5,511,149
Pinnacle Community Infrastructure Financing Authority,
RB, Facilities, Series A, 6.25%, 12/01/36	3,760	3,069,401
		14,755,775
Oklahoma — 1.1%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory
Put Bonds, AMT, 7.75%, 6/01/35 (c)	7,175	6,602,076
Pennsylvania — 2.2%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A,
5.38%, 11/15/40	3,000	2,461,410
Pennsylvania Economic Development Financing
Authority, RB:
Amtrak Project, Series A, AMT, 6.38%, 11/01/41	6,500	6,501,430
Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	3,725	3,913,485
		12,876,325
Puerto Rico — 4.1%
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.66%, 8/01/33 (a)	12,670	3,336,391
CAB, Series A, 6.67%, 8/01/36 (a)	40,000	8,534,400
First Sub-Series A, 6.50%, 8/01/44	10,900	12,274,163
		24,144,954
South Carolina — 2.5%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health
Alliance, Series A, 6.25%, 8/01/31	5,075	5,147,268
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,455	6,808,347
South Carolina State Public Service Authority, Refunding
RB, Santee Cooper Project, Series C, 5.00%, 12/01/36	3,015	3,239,738
		15,195,353
Tennessee — 0.5%
Knox County Health Educational & Housing Facilities
Board Tennessee, Refunding RB, CAB, Series A
(AGM), 1/01/20 (a)	5,055	3,253,449

Municipal Bonds	Par (000)	Value
Texas — 16.5%
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	$4,370	$1,179,725
Brazos River Authority, Refunding RB, TXU Electric Co.
Project, Series C, Mandatory Put Bonds, AMT,
5.75%, 5/01/36 (c)	3,625	3,625,000
Central Texas Regional Mobility Authority, RB, Senior Lien,
6.25%, 1/01/46	4,210	4,281,486
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	2,970	3,223,281
City of Houston Texas, RB, Senior Lien, Series A,
5.50%, 7/01/39	3,000	3,185,130
City of Houston Texas, Refunding RB:
Combined First Lien, Series A (AGC),
6.00%, 11/15/35	16,425	18,751,108
Refunding Sub Lien Series A, AMT, 5.00%, 7/01/22	6,020	6,354,953
Harris County Texas Metropolitan Transit Authority Sales
& Use Tax, RB, Series A, 5.00%, 11/01/41	6,650	7,103,197
Harris County-Houston Sports Authority, Refunding RB
(NPFGC) (a):
CAB, Junior Lien, Series H, 6.12%, 11/15/35	5,000	851,700
CAB, Senior Lien, Series A, 5.95%, 11/15/38	12,580	2,037,583
Third Lien, Series A-3, 5.97%, 11/15/37	26,120	3,792,363
Lower Colorado River Authority, Refunding RB:
LCRA Transmission Services Project (AMBAC),
4.75%, 5/15/34	140	140,008
Prerefunded, Series A (NPFGC), 5.00%, 5/15/31	5	5,353
Prerefunded-2009 (NPFGC), 5.00%, 5/15/31	70	74,941
North Texas Tollway Authority, RB, Toll Second Tier, Series F,
6.13%, 1/01/31	12,180	12,758,550
San Antonio Energy Acquisition Public Facility Corp., RB,
Gas Supply, 5.50%, 8/01/25	6,540	6,815,465
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Scott & White Healthcare, 6.00%, 8/15/45	7,930	8,487,717
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien:
Senior Lien Infrastructure, 7.00%, 6/30/40	7,975	8,573,843
Senior Lien, NTE Mobility Partners LLC, North Tarrant
Express Managed Lanes Project, 6.88%, 12/31/39	6,500	6,935,695
		98,177,098
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc.,
5.00%, 8/15/41	7,150	7,246,168
Virginia — 0.8%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31	2,240	2,240,202
Virginia Commonwealth Transportation Board, RB, CAB,
Contract, Route 28 (NPFGC), 4/01/32 (a)	8,105	2,780,258
		5,020,460
Washington — 0.7%
Washington Health Care Facilities Authority, RB, Swedish
Health Services, Series A, 6.75%, 11/15/41	3,900	4,297,527
Wisconsin — 2.3%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Care Group,
5.00%, 11/15/30	3,210	3,345,783
Ascension Health Senior Care Group,
5.00%, 11/15/33	1,640	1,694,776
Aurora Health, Senior Credit Group, 6.40%, 4/15/33	7,500	7,652,775
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health, Inc.,
5.38%, 10/01/30	1,205	1,213,772
		13,907,106
Total Municipal Bonds — 131.3%		781,125,383

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	27

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Alabama Special Care Facilities Financing Authority-
Birmingham, Refunding RB, Ascension Health Senior
Credit, Series C-2, 5.00%, 11/15/36	$4,548	$4,629,104
California — 6.4%
California Educational Facilities Authority, RB, University
of Southern California, Series B, 5.25%, 10/01/39	5,115	5,526,706
Los Angeles Community College District California, GO,
Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,500	4,721,760
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	3,260	3,552,204
San Francisco City & County Public Utilities Commission,
RB, Series B, 5.00%, 11/01/39	18,540	19,359,654
University of California, RB, Series C (NPFGC),
4.75%, 5/15/37	5,000	5,029,600
		38,189,924
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health:
Series C-3 (AGM), 5.10%, 10/01/41	7,600	7,700,548
Series C-7, 5.00%, 9/01/36	4,860	4,924,541
		12,625,089
Connecticut — 3.3%
Connecticut State Health & Educational Facility Authority,
RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,400	10,023,596
Series X-3, 4.85%, 7/01/37	9,360	9,836,892
		19,860,488
Massachusetts — 1.2%
Massachusetts Water Resources Authority, Refunding RB,
General, Series A, 5.00%, 8/01/41	6,770	7,030,171
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority,
Refunding RB, Dartmouth College, 5.25%, 6/01/39	3,988	4,410,227
New York — 6.5%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	3,074	3,387,213
New York City Municipal Water Finance Authority, Water
& Sewer, RB, Second General Resolution, Series HH,
5.00%, 6/15/31	16,393	17,745,320
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	16,708	17,293,017
		38,425,550
Virginia — 2.0%
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	10,769	11,599,282
Washington — 3.6%
Central Puget Sound Regional Transit Authority, RB,
Series A (AGM), 5.00%, 11/01/32	5,459	5,759,528
State of Washington, GO, Various Purpose, Series E,
5.00%, 2/01/34	14,487	15,664,994
		21,424,522
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 26.6%		158,194,357
Total Long-Term Investments
(Cost — $933,072,187) — 157.9%		939,319,740

Short-Term Securities	Par (000)	Value
Michigan — 1.1%
Michigan Finance Authority, RB, SAN, Detroit Schools,
Series A-1, 6.45%, 2/20/12	$6,375	$6,375,000

	Shares
Money Market Funds — 1.6%
FFI Institutional Tax-Exempt Fund, 0.01% (i)(j)	9,709,537	9,709,537
Total Short-Term Securities
(Cost — $16,084,537) — 2.7%		16,084,537
Total Investments (Cost — $949,156,724*) — 160.6%		955,404,277
Other Assets Less Liabilities — 0.3%		1,720,615
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (15.3)%		(91,240,056)
AMPS, at Redemption Value — (45.6)%		(270,882,783)
Net Assets Applicable to Common Shares — 100.0%		$595,002,053

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$856,680,620
Gross unrealized appreciation	$37,548,880
Gross unrealized depreciation	(30,031,189)
Net unrealized appreciation	$7,517,691

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	Non-income producing security.
(f)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(h)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(i)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional
Tax-Exempt Fund	30,616,864	(20,907,327)	9,709,537	$4,411

(j)	Represents the current yield as of report date.
•	Financial futures contracts sold as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
164	10-Year US	Chicago Board	December
	Treasury Note	of Trade	2011	$21,166,250	$ 191,610

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1] .	—	$939,319,740	—	$939,319,740
Short-Term
Securities	$9,709,537	6,375,000	—	16,084,537
Total	$9,709,537	$945,694,740	—	$955,404,277
[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate
Contracts	$191,610	—	—	$191,610

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	29

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 122.8%
Corporate — 4.4%
Beaver County IDA, Refunding RB, FirstEnergy, Mandatory
Put Bonds, 3.38%, 1/01/35 (a)	$200	$200,440
Montgomery County IDA Pennsylvania, RB, Philadelphia
Presbytery Homes, 6.63%, 12/01/30	150	155,856
Pennsylvania Economic Development Financing Authority,
RB, Aqua Pennsylvania, Inc. Project, Series A, AMT,
6.75%, 10/01/18	600	725,406
Pennsylvania Economic Development Financing Authority,
Refunding RB, Aqua Pennsylvania, Inc. Project, Series A,
AMT, 5.00%, 12/01/34	180	185,290
		1,266,992
County/City/Special District/School District — 10.5%
County of York Pennsylvania, GO, 5.00%, 3/01/36	100	105,319
Delaware Valley Regional Financial Authority, RB, Series A
(AMBAC), 5.50%, 8/01/28	1,000	1,021,930
Falls Township Pennsylvania, RB, Water & Sewer Authority,
5.00%, 12/01/37	200	205,738
Marple Newtown School District, GO (AGM),
5.00%, 6/01/31	600	659,892
Owen J. Roberts School District, GO, 4.75%, 11/15/25	700	747,992
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	100	108,672
Philipsburg Osceola Area School District Pennsylvania, GO
(AGM), 5.00%, 4/01/41	155	158,105
		3,007,648
Education — 14.7%
Adams County IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	100	108,703
5.00%, 8/15/25	100	107,804
Cumberland County Municipal Authority, RB, AICUP
Financing Program, Dickinson College Project,
5.00%, 11/01/39	200	208,568
Delaware County Authority, RB:
Haverford College, 5.00%, 11/15/35	415	440,137
Villanova University, 5.25%, 12/01/31	100	107,912
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	150	154,382
Thomas Jefferson University, 5.00%, 3/01/40	1,000	1,040,010
Pennsylvania Higher Educational Facilities Authority,
Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	1,180	1,237,572
State System of Higher Education, Series AL,
5.00%, 6/15/35	100	106,178
University of Pittsburgh Pennsylvania, RB, Capital Project,
Series B, 5.00%, 9/15/28	610	686,695
		4,197,961
Health — 43.8%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A:
5.00%, 11/15/28	250	208,310
5.38%, 11/15/40	470	385,621
Berks County Municipal Authority, Refunding RB, Reading
Hospital & Medical Center Project, Series A-3,
5.50%, 11/01/31	500	532,245
Bucks County IDA, Refunding RB, Pennswood Village
Project, Series A, 6.00%, 10/01/34 (b)	1,150	1,220,104
Centre County Hospital Authority, RB, Mount Nittany
Medical Center Project, 7.00%, 11/15/46	390	427,339
Cumberland County Municipal Authority, RB, Diakon
Lutheran, 6.38%, 1/01/39	500	514,255
Dauphin County General Authority, Refunding RB, Pinnacle
Health System Project, Series A, 6.00%, 6/01/29	500	518,755

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health — 43.8% (concluded)
Franklin County IDA Pennsylvania, RB, Chambersburg
Hospital Project, 5.38%, 7/01/42	$415	$415,108
Lehigh County General Purpose Authority, Refunding RB,
Saint Luke’s Bethlehem Hospital, 5.38%, 8/15/33 (b)	2,000	2,174,200
Lycoming County Authority, Refunding RB, Susquehanna
Health System Project, Series A, 5.75%, 7/01/39	210	207,686
Montgomery County Higher Education & Health Authority,
Refunding RB, Abington Memorial Hospital, Series A,
5.13%, 6/01/33	330	327,218
Montgomery County IDA Pennsylvania, RB, Acts
Retirement Life Community:
5.25%, 11/15/28	1,250	1,193,087
Series A, 4.50%, 11/15/36	375	301,751
Pennsylvania Higher Educational Facilities Authority,
RB, University of Pittsburgh Medical Center, Series E,
5.00%, 5/15/31	1,000	1,024,410
Philadelphia Hospitals & Higher Education Facilities
Authority, Refunding RB, Children’s Hospital of
Philadelphia, Series C, 5.00%, 7/01/41	940	958,716
South Fork Municipal Authority, Refunding RB,
Conemaugh Valley Memorial, Series B (AGC),
5.38%, 7/01/35	245	252,249
Southcentral General Authority, Refunding RB, Wellspan
Health Obligor Group, Series A, 6.00%, 6/01/29	1,250	1,371,325
Union County Hospital Authority, Refunding RB, Evangelical
Community Hospital Project, 7.00%, 8/01/41	460	478,037
		12,510,416
Housing — 12.1%
Pennsylvania HFA, RB, AMT:
Series 94-A, 5.10%, 10/01/31	150	150,839
Series 95-A, 4.90%, 10/01/37	970	967,139
Pennsylvania HFA, Refunding RB, Series 97A, AMT,
4.65%, 10/01/31	1,300	1,255,709
Pennsylvania HFA, Refunding RB, AMT:
S/F Mortgage, Series 92-A, 4.75%, 4/01/31	110	108,758
S/F Mortgage, Series 113, 4.85%, 10/01/37	775	769,319
Series 99A, 5.15%, 4/01/38	200	204,068
		3,455,832
State — 9.3%
Commonwealth of Pennsylvania, GO, First Series:
5.00%, 3/15/29	275	306,504
5.00%, 11/15/30	1,180	1,309,729
Delaware River Port Authority, RB, Series D,
5.00%, 1/01/40	750	772,245
State Public School Building Authority, Refunding RB,
Harrisburg School District Project, Series A (AGC),
5.00%, 11/15/33	250	262,640
		2,651,118
Transportation — 23.9%
City of Philadelphia Pennsylvania, RB, Series A,
5.00%, 6/15/40	1,325	1,322,920
Pennsylvania Economic Development Financing Authority,
RB, Amtrak Project, Series A, AMT:
6.25%, 11/01/31	1,000	1,000,780
6.38%, 11/01/41	1,000	1,000,220
Pennsylvania Turnpike Commission, Sub-Series B,
5.25%, 12/01/41	325	334,474

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Transportation — 23.9% (concluded)
Pennsylvania Turnpike Commission, RB:
Series A (AMBAC), 5.25%, 12/01/32	$870	$895,369
Sub-Series A, 5.13%, 12/01/26	100	107,078
Sub-Series A, 6.00%, 12/01/41	100	106,324
Sub-Series B, 5.25%, 6/01/24	250	270,615
Sub-Series B, 5.25%, 6/01/39	500	511,905
Southeastern Pennsylvania Transportation Authority, RB,
Capital Grant Receipts:
5.00%, 6/01/27	535	570,636
5.00%, 6/01/28	290	306,965
5.00%, 6/01/29	385	404,119
		6,831,405
Utilities — 4.1%
City of Philadelphia Pennsylvania, RB:
Ninth Series, 5.25%, 8/01/40	270	266,425
Series A, 5.25%, 1/01/36	100	104,358
Series C (AGM), 5.00%, 8/01/40	350	366,128
Lycoming County Water & Sewer Authority, RB (AGM),
5.00%, 11/15/41	100	101,987
Pennsylvania Economic Development Financing
Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	210	232,850
Philadelphia Biosolids Facility, 6.25%, 1/01/32	100	104,939
		1,176,687
Total Municipal Bonds in Pennsylvania		35,098,059
Puerto Rico — 13.1%
State — 10.6%
Commonwealth of Puerto Rico, GO, Refunding,
Sub-Series C-7 (NPFGC), 6.00%, 7/01/27	385	405,678
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series N, 5.00%, 7/01/37	300	285,012
Puerto Rico Public Finance Corp., RB, Commonwealth
Appropriation, Series E, 5.50%, 8/01/29 (b)	1,200	1,215,588
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,000	1,108,340
		3,014,618
Utilities — 2.5%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A, 6.00%, 7/01/38	200	207,760
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	500	510,295
		718,055
Total Municipal Bonds in Puerto Rico		3,732,673
Guam — 0.5%
County/City/Special District/School District — 0.5%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	150	152,277
Total Municipal Bonds in Guam		152,277
Total Municipal Bonds — 136.4%		38,983,009

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Pennsylvania — 36.2%
Education — 8.7%
Pennsylvania Higher Educational Facilities Authority,
RB, University of Pennsylvania Health System,
5.75%, 8/15/41	$850	$908,301
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, Trustees of the University of Pennsylvania,
Series C, 4.75%, 7/15/35	500	510,350
Pennsylvania State University, RB, 5.00%, 3/01/40	1,000	1,070,220
		2,488,871
Health — 13.2%
Geisinger Authority, RB:
Series A, 5.13%, 6/01/34	500	519,545
Series A, 5.25%, 6/01/39	1,000	1,038,086
Series A-1, 5.13%, 6/01/41	1,160	1,201,261
Philadelphia Hospitals & Higher Education Facilities
Authority, Refunding RB, Jefferson Health System,
Series B, 5.00%, 5/15/40	1,000	1,015,260
		3,774,152
Housing — 3.4%
Pennsylvania HFA, Refunding RB:
Series 96-A, AMT, 4.70%, 10/01/37	490	468,754
Series 105C, 5.00%, 10/01/39	500	508,030
		976,784
State — 6.9%
Commonwealth of Pennsylvania, GO, First Series,
5.00%, 3/15/28	825	928,449
Pennsylvania Turnpike Commission, RB, Series C of 2003
Pennsylvania Turnpike (NPFGC), 5.00%, 12/01/32	1,000	1,049,170
		1,977,619
Transportation — 4.0%
City of Philadelphia Pennsylvania, RB, Series A, AMT
(AGM), 5.00%, 6/15/37	1,150	1,135,211
Total Municipal Bonds Transferred to
Tender Option Bond Trusts – 36.2%		10,352,637
Total Investments (Cost — $47,651,339*) — 172.6%		49,335,646
Other Assets Less Liabilities — 2.4%		692,695
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (17.9)%		(5,127,084)
AMPS, at Redemption Value — (57.1)%		(16,325,509)
Net Assets Applicable to Common Shares — 100.0%		$28,575,748

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$42,461,641
Gross unrealized appreciation	$1,843,884
Gross unrealized depreciation	(94,140)
Net unrealized appreciation	$1,749,744

(a)	Variable rate security. Rate shown is as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	31

Schedule of Investments (concluded)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)

(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
BIF Pennsylvania
Municipal Money
Fund	1,311,773	(1,311,773)	—	—

(e)	Represents the current yield as of report date.
•	For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term
Investments[1]	—	$49,335,646	—	$49,335,646

Total	—	$49,335,646	—	$49,335,646
[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.7%
Alabama State Docks Department, Refunding RB,
6.00%, 10/01/40	$655	$703,090
Alaska — 1.1%
Northern Tobacco Securitization Corp., RB, Asset Backed
Series A:
4.63%, 6/01/23	785	722,263
5.00%, 6/01/46	480	302,793
		1,025,056
Arizona — 2.8%
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	770	807,384
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,320	1,195,220
San Luis Facility Development Corp., RB, Senior Lien
Regional Detention Center Project:
6.25%, 5/01/15	175	170,140
7.00%, 5/01/20	210	206,947
7.25%, 5/01/27	420	377,891
		2,757,582
Arkansas — 0.5%
County of Little River Arkansas, Refunding RB, Georgia-
Pacific Corp. Project, AMT, 5.60%, 10/01/26	525	520,784
California — 12.3%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	720	779,767
California County Tobacco Securitization Agency, RB,
CAB Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	3,095	31,198
California Health Facilities Financing Authority, Refunding
RB, Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,101,284
California State Public Works Board, RB, Various Capital
Projects, Sub-Series I-1, 6.38%, 11/01/34	375	412,159
Los Angeles Department of Airports, RB, Series A,
5.25%, 5/15/39	250	266,807
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	1,875	1,973,419
State of California, GO, Various Purpose:
6.00%, 3/01/33	800	900,320
6.50%, 4/01/33	650	757,906
5.00%, 10/01/41	960	957,005
University of California, RB, Limited Project, Series B,
4.75%, 5/15/38	1,285	1,292,299
West Valley-Mission Community College District, GO,
Election of 2004, Series A (AGM), 4.75%, 8/01/30	3,350	3,428,390
		11,900,554
Colorado — 1.5%
Colorado Health Facilities Authority, Refunding RB,
Series A, Catholic Health, 5.50%, 7/01/34	680	712,402
Park Creek Metropolitan District Colorado, Refunding RB,
Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	440	416,134
Regional Transportation District, COP, Series A,
5.38%, 6/01/31	320	339,274
		1,467,810
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian
River Project, 6.00%, 10/01/40	820	824,797
Delaware State EDA, RB, Exempt Facilities, Indian River
Power, 5.38%, 10/01/45	1,280	1,173,862
		1,998,659

Municipal Bonds	Par (000)	Value
District of Columbia — 0.7%
Metropolitan Washington Airports Authority, RB, First
Senior Lien, Series A:
5.00%, 10/01/39	$160	$165,704
5.25%, 10/01/44	465	483,284
		648,988
Florida — 8.9%
Arborwood Community Development District, Special
Assessment Bonds, Master Infrastructure Projects,
Series B, 5.10%, 5/01/14	1,355	1,146,899
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A-1, 5.38%, 10/01/41	370	380,404
Highlands County Florida Health Facilities,
5.13%, 11/15/32 (b)	1,000	1,010,360
Hillsborough County IDA, RB, National Gypsum Co.,
Series A, AMT, 7.13%, 4/01/30	3,300	2,940,960
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	1,095	1,131,245
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	720	753,610
Sumter Landing Community Development District Florida,
RB, Sub-Series, Series B, 5.70%, 10/01/38	1,515	1,223,529
		8,587,007
Georgia — 1.5%
DeKalb Private Hospital Authority, Refunding RB, Children’s
Healthcare, 5.25%, 11/15/39	265	272,338
Metropolitan Atlanta Rapid Transit Authority, RB, Third
Series, 5.00%, 7/01/39	1,095	1,141,636
		1,413,974
Guam — 0.5%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	200	203,562
6.75%, 11/15/29	290	298,970
		502,532
Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	425	446,705
Illinois — 15.3%
City of Chicago Illinois, RB:
General Third Lien, Series A, 5.75%, 1/01/39	1,500	1,637,115
General, Third Lien, Series C, 6.50%, 1/01/41	1,855	2,134,029
City of Chicago Illinois, RB, General Third Lien, Series A,
5.63%, 1/01/35	800	864,440
City of Chicago Illinois Board of Education, GO,
5.00%, 12/01/41	205	204,358
City of Chicago Illinois Transit Authority, RB, Sales Tax
Receipts Revenue, 5.25%, 12/01/40	330	339,884
City of Chicago Illinois, Board of Education, GO,
5.50%, 12/01/39	625	662,187
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B,
5.38%, 6/01/35 (c)(d)	300	59,988
Northwestern University, 5.00%, 12/01/33	2,500	2,626,975
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	2,500	2,588,250
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	145	118,063
Metropolitan Pier & Exposition Authority, Refunding RB,
McCormick Place Expansion Project (AGM):
CAB, Series B, 6.25%, 6/15/44 (a)	2,980	411,776
Series B, 5.00%, 6/15/50	990	965,151
Series B-2, 5.00%, 6/15/50	785	764,017

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	33

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	$175	$184,727
6.00%, 6/01/28	940	977,431
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	200	209,316
		14,747,707
Indiana — 2.8%
Indiana Finance Authority, RB, Sisters of St. Francis Health,
5.25%, 11/01/39	270	275,119
Indiana Finance Authority, Refunding RB, Ascension
Health Senior Credit, Series B-5, 5.00%, 11/15/36	500	507,995
Indiana Finance Authority Wastewater Utility, RB,
5.25%, 10/01/38	500	533,425
Indiana Health Facility Financing Authority, Refunding RB,
Methodist Hospital, Inc., 5.38%, 9/15/22	1,060	988,715
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	350	382,057
		2,687,311
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB,
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	450	454,779
Kentucky — 8.7%
Kentucky Economic Development Finance Authority,
Norton Healthcare, Inc., Series B (NPFGC),
6.20%, 10/01/24 (a)	16,330	8,056,896
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series A, 6.38%, 6/01/40	320	334,262
		8,391,158
Louisiana — 2.1%
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Westlake
Chemical Corp., Series A-1, 6.50%, 11/01/35	1,055	1,099,690
Parish of Saint John Baptist Louisiana, RB, Marathon
Oil Corp., Series A, 5.13%, 6/01/37	1,000	968,930
		2,068,620
Maryland — 1.9%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	135	133,566
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	1,000	1,003,960
Maryland Health & Higher Educational Facilities Authority,
Refunding RB, Charlestown Community, 6.25%, 1/01/41	690	717,235
		1,854,761
Massachusetts — 2.2%
Massachusetts Health & Educational Facilities Authority,
Refunding RB, Partners Healthcare, Series J1,
5.00%, 7/01/39	570	581,600
Massachusetts State School Building Authority, RB, Sales
Tax Revenue, 5.00%, 10/15/41	1,430	1,527,068
		2,108,668
Michigan — 2.9%
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.50%, 5/15/36	435	437,636
Lansing Board of Water & Light, RB, Series A,
5.50%, 7/01/41	465	511,816
Michigan State Hospital Finance Authority, Refunding RB,
Henry Ford Health System, Series A, 5.25%, 11/15/46	730	705,939
Royal Oak Hospital Finance Authority Michigan, Refunding
RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,186,060
		2,841,451

Municipal Bonds	Par (000)	Value
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority,
RB, Senior Living Facilities, Lutheran Senior Home,
5.50%, 2/01/42	$330	$307,065
Nebraska — 0.8%
Douglas County Hospital Authority No. 2, RB, Health
Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	739,613
Nevada — 0.9%
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/29	880	893,534
New Jersey — 7.1%
Middlesex County Improvement Authority, RB, Subordinate
Heldrich, Center Hotel, Series B, 6.25%, 1/01/37 (c)(d)	645	58,044
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	1,790	1,761,127
Continental Airlines, Inc. Project, AMT, 6.40%, 9/15/23	1,810	1,767,284
Continental Airlines, Inc. Project, AMT, 6.63%, 9/15/12	500	504,875
New Jersey State Turnpike Authority, RB, Series E,
5.25%, 1/01/40	1,355	1,426,761
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A, 5.50%, 6/15/41	575	620,873
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	785	712,717
		6,851,681
New York — 6.6%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A, 7.00%, 5/01/35 (c)(d)	315	78,763
Hudson New York Yards Infrastructure Corp., RB, Series A,
5.75%, 2/15/47	505	534,749
Metropolitan Transportation Authority, Refunding RB,
Transportation, Series D, 5.25%, 11/15/40	385	403,619
New York City Industrial Development Agency, RB:
American Airlines, Inc., JFK International Airport, AMT,
7.75%, 8/01/31 (b)	3,000	2,775,090
British Airways PLC Project, 7.63%, 12/01/32	1,000	1,003,980
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	385	399,503
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal:
6.00%, 12/01/36	410	424,481
6.00%, 12/01/42	395	413,059
State of New York Dormitory Authority, RB, North Shore
Long Island Jewish, Series A, 5.00%, 5/01/41	400	395,740
		6,428,984
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A, 5.00%, 6/01/42	440	447,480
Ohio — 1.9%
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.00%, 5/01/39	885	894,930
State of Ohio, RB, Ford Motor Co. Project, AMT,
5.75%, 4/01/35	1,000	935,960
		1,830,890
Oklahoma — 1.2%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory
Put Bonds, AMT, 7.75%, 6/01/35 (b)	1,225	1,127,184
Pennsylvania — 4.3%
Allegheny County Hospital Development Authority,
Refunding RB, Health System West Penn, Series A,
5.38%, 11/15/40	1,000	820,470

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Economic Development Financing
Authority, RB:
Amtrak Project, Series A, AMT, 6.50%, 11/01/16	$1,000	$1,012,920
Amtrak Project, Series A, AMT, 6.13%, 11/01/21	700	703,017
Amtrak Project, Series A, AMT, 6.25%, 11/01/31	1,000	1,000,780
Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	600	630,360
		4,167,547
Puerto Rico — 2.1%
Puerto Rico Sales Tax Financing Corp., RB, Sub-Series A,
6.50%, 8/01/44	1,770	1,993,144
South Carolina — 4.5%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health,
Series C:
7.00%, 8/01/30	2,225	2,475,535
7.00%, 8/01/30	275	305,965
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,040	1,096,929
South Carolina State Public Service Authority, Refunding
RB, Santee Cooper Project, Series C, 5.00%, 12/01/36	490	526,525
		4,404,954
Texas — 16.3%
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	730	197,071
Brazos River Authority, Refunding RB, TXU Electric Co.
Project, Series C, Mandatory Put Bonds, AMT,
5.75%, 5/01/36	500	500,000
Central Texas Regional Mobility Authority, RB, Senior Lien,
6.25%, 1/01/46	680	691,546
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	475	515,508
City of Houston Texas, RB:
Senior Lien, Series A, 5.50%, 7/01/39	485	514,929
Sub Lien Series A, AMT, 5.00%, 7/01/21	610	650,907
Combined, First Lien, Series A (AGC),
6.00%, 11/15/35	2,730	3,116,623
Sub Lien Series A, AMT, 5.00%, 7/01/22	360	380,030
Harris County Texas Metropolitan Transit Authority, TRAN,
RB, Series A, 5.00%, 11/01/41	1,075	1,148,261
Harris County-Houston Sports Authority, Refunding RB,
CAB, Senior Lien, Series A (NPFGC), 6.18%, 11/15/38 (a)	4,750	769,358
La Vernia Higher Education Finance Corp., RB, KIPP, Inc.,
6.38%, 8/15/44	500	529,960
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B,
7.55%, 9/01/37 (a)	640	126,285
Toll, 2nd Tier, Series F, 6.13%, 1/01/31	1,025	1,073,688
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Scott & White Healthcare, 6.00%, 8/15/45	1,270	1,359,319
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien:
Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway
Managed Lanes Project, 7.00%, 6/30/40	1,355	1,456,747
Senior Lien, NTE Mobility Partners LLC North Tarrant
Express Managed Lanes Project, 6.88%, 12/31/39	1,000	1,067,030
Texas Public Finance Authority, Charter School Finance
Corporation, 5.38%, 2/15/37	1,250	1,164,212
Texas State Public Finance Authority, Refunding ERB,
KIPP, Inc., Series A (ACA), 5.00%, 2/15/36	500	473,720
		15,735,194
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc.,
5.00%, 8/15/41	1,150	1,165,467

Municipal Bonds	Par (000)	Value
Virginia — 3.6%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31	$355	$355,032
Fairfax County EDA, Refunding RB, Goodwin House, Inc.,
5.13%, 10/01/42	500	468,035
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	2,500	2,692,825
		3,515,892
Washington — 0.7%
Washington Health Care Facilities Authority, RB, Swedish
Health Services, Series A, 6.75%, 11/15/41	630	694,216
Wisconsin — 2.3%
Wisconsin Health & Educational Facilities Authority,
RB, Ascension Health Credit Group, Series A,
5.00%, 11/15/31	2,165	2,221,138
Wyoming — 1.7%
County of Sweetwater Wyoming, Refunding RB, Idaho
Power Co. Project, 5.25%, 7/15/26	975	1,049,870
Wyoming Municipal Power Agency, RB, Series A:
5.00%, 1/01/42	95	97,118
5.38%, 1/01/42	500	523,575
		1,670,563
Total Municipal Bonds — 125.5%		121,321,742

Municipal Bonds Transferred to
Tender Option Bond Trusts (e)
Alabama — 0.8%
Alabama Special Care Facilities Financing Authority-
Birmingham, Refunding RB, Ascension Health Senior
Credit, Series C-2, 5.00%, 11/15/36	760	773,213
California — 5.6%
California Educational Facilities Authority, RB, University
of Southern California, Series A, 5.25%, 10/01/39	855	923,819
Los Angeles Community College District California, GO,
Election of 2001, Series A (AGM), 5.00%, 8/01/32	740	776,467
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	553	602,897
San Francisco City & County Public Utilities Commission,
RB, Series B, 5.00%, 11/01/39	2,970	3,101,304
		5,404,487
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic
Health (AGM):
C-3, 5.10%, 10/01/41	1,210	1,226,008
C-7, 5.00%, 9/01/36	780	790,359
		2,016,367
Connecticut — 3.4%
Connecticut State Health & Educational Facility Authority,
RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,684,817
Series X-3, 4.85%, 7/01/37	1,540	1,618,463
		3,303,280
Massachusetts — 2.1%
Massachusetts Water Resources Authority, Refunding RB,
General, Series A, 5.00%, 8/01/41	1,980	2,056,091
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority,
Refunding RB, Dartmouth College, 5.25%, 6/01/39	645	712,931

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	35

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York — 5.1%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	$510	$561,782
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	4,184	4,331,016
		4,892,798
Tennessee — 1.4%
Shelby County Health Educational & Housing Facilities
Board, Refunding RB, St. Jude’s Children’s Research
Hospital, 5.00%, 7/01/31	1,280	1,327,859
Texas — 2.3%
County of Harris Texas, RB, Senior Lien, Toll Road,
Series A, 5.00%, 8/15/38	2,140	2,232,363
Virginia — 2.0%
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	1,785	1,922,444
Washington — 3.7%
Central Puget Sound Regional Transit Authority, RB,
Series A (AGM), 5.00%, 11/01/32	900	949,373
State of Washington, GO, Various Purpose, Series E,
5.00%, 2/01/34	2,400	2,594,616
		3,543,989
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 29.2%		28,185,822
Total Long-Term Investments
(Cost — $146,864,475) — 154.7%		149,507,564

Short-Term Securities
Michigan — 1.1%
Michigan Finance Authority, RB, SAN, Detroit Schools,
Series A-1, 6.45%, 2/02/12	1,030	1,030,000

	Shares
Money Market Funds — 4.2%
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	4,057,524	4,057,524
Total Short-Term Securities
(Cost — $5,087,524) — 5.3%		5,087,524
Total Investments (Cost — $151,951,999*) — 160.0%		154,595,088
Other Assets Less Liabilities — 0.9%		887,647
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (16.4)%		(15,876,445)
AMPS, at Redemption Value — (44.5)%		(42,976,342)
Net Assets Applicable to Common Shares — 100.0%		$96,629,948

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$135,825,892
Gross unrealized appreciation	$6,158,805
Gross unrealized depreciation	(3,260,732)
Net unrealized appreciation	$2,898,073

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Issuer filed for bankruptcy and/or is in default of interest payments.
(d)	Non-income producing security.
(e)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(f)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional
Tax-Exempt Fund	1,457,085	2,600,439	4,057,524	$3,818

(g)	Represents the current yield as of report date.
•	Financial futures contracts sold as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
22	10-Year US	Chicago Board	December
	Treasury Note	of Trade	2011	$2,839,375	$ 23,208

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$149,507,564	—	$149,507,564
Short-Term
Securities	$4,057,524	1,030,000	—	5,087,524
Total	$4,057,524	$150,537,564	—	$154,595,088
[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest
rate
Contracts	$23,208	—	—	$23,208

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Statements of Assets and Liabilities

October 31, 2011	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Assets
Investments at value — unaffiliated[1]	$371,197,494	$237,421,772	$483,312,054	$945,694,740	$49,335,646	$150,537,564
Investments at value — affiliated[2]	6,488,230	18,910	153,138	9,709,537	—	4,057,524
Cash	—	—	109,500	—	113,997	4
Cash pledged as collateral for financial futures contracts	—	99,000	—	335,000	—	49,000
Interest receivable	5,200,019	3,985,897	7,582,188	15,091,090	744,662	2,417,487
Investments sold receivable	330,252	5,284,405	210,000	7,767,340	40,318	1,835,087
Income receivable — affiliated	202	75	153	777	31	61
Prepaid expenses	12,177	11,155	14,934	31,406	1,447	5,205
Other assets	46,610	10,532	35,622	187,460	3,733	7,352
Total assets	383,274,984	246,831,746	491,417,589	978,817,350	50,239,834	158,909,284

Accrued Liabilities
Investments purchased payable	5,486,888	3,008,622	—	17,117,070	—	2,707,105
Income dividends payable — Common Shares	1,435,187	862,538	1,259,730	3,570,465	154,048	539,860
Investment advisory fees payable	111,399	89,857	207,003	477,231	25,237	77,549
Officer's and Trustees' fees payable	45,211	11,848	35,329	169,654	4,890	8,719
Interest expense and fees payable	4,922	223,777	3,384	34,090	2,823	5,322
Margin variation payable	—	30,031	—	158,875	—	21,313
Administration fees payable	47,834	—	—	—	—	—
Other accrued expenses payable	119,602	71,489	126,825	199,163	27,318	72,003
Total accrued liabilities	7,251,043	4,298,162	1,632,271	21,726,548	214,316	3,431,871

Other Liabilities
TOB trust certificates	11,008,644	90,780,965	3,750,000	91,205,966	5,124,261	15,871,123
Total Liabilities	18,259,687	95,079,127	5,382,271	112,932,514	5,338,577	19,302,994

AMPS at Redemption Value
$25,000 per share at liquidation preference, plus
unpaid dividends[3,4,5]	125,954,721	—	173,854,706	270,882,783	16,325,509	42,976,342
Net Assets Applicable to Common Shareholders	$239,060,576	$151,752,619	$312,180,612	$595,002,053	$28,575,748	$96,629,948

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$237,402,495	$191,097,044	$287,184,576	$621,199,558	$28,534,661	$103,435,513
Undistributed net investment income	4,631,685	2,616,742	19,036,201	12,141,042	712,924	1,828,725
Accumulated net realized loss	(13,212,292)	(41,483,947)	(3,782,355)	(44,777,710)	(2,356,144)	(11,300,587)
Net unrealized appreciation/depreciation	10,238,688	(477,220)	9,742,190	6,439,163	1,684,307	2,666,297
Net Assets Applicable to Common Shareholders	$239,060,576	$151,752,619	$312,180,612	$595,002,053	$28,575,748	$96,629,948
Net asset value per Common Share	$13.99	$11.35	$15.43	$13.35	$14.10	$13.25
[1] Investments at cost — unaffiliated	$360,958,806	$237,933,589	$473,569,864	$939,447,187	$47,651,339	$147,894,475
[2] Investments at cost — affiliated	$6,488,230	$18,910	$153,138	$9,709,537	—	$4,057,524
3 AMPS outstanding	5,038	—	6,954	10,835	653	1,719
4 AMPS authorized	5,862	—	unlimited	unlimited	unlimited	unlimited
[5] Par value per AMPS and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	17,087,255	13,372,678	20,236,628	44,575,342	2,026,950	7,295,402
[7] Common Shares authorized	200 million	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	37

Statements of Operations

Six Months Ended October 31, 2011 (Unaudited)	BlackRock Investment Quality Municipal Trust Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Pennsylvania Strategic Municipal Trust (BPS)	BlackRock Strategic Municipal Trust (BSD)
Investment Income
Interest	$10,045,040	$6,054,325	$12,291,442	$25,362,515	$1,143,108	$3,920,715
Income — affiliated	2,155	674	2,278	277,670	141	43,963
Total income	10,047,195	6,054,999	12,293,720	25,640,185	1,143,249	3,964,678

Expenses
Investment advisory	647,611	740,691	1,217,356	2,779,128	148,127	452,966
Administration	277,547	—	—	—	—	—
Remarketing fees on Preferred Shares	94,167	—	129,633	180,251	9,037	28,693
Professional	41,355	34,030	54,770	76,406	22,440	32,968
Accounting services	34,909	15,555	33,867	47,537	9,651	19,599
Printing	17,471	10,983	26,278	48,231	2,688	9,618
Transfer agent	15,178	5,628	15,463	23,410	7,943	10,042
Custodian	12,497	5,254	13,257	22,946	3,425	6,407
Officer and Trustees	10,077	7,101	15,194	12,229	1,080	4,917
Registration	4,882	4,658	4,637	8,201	416	4,811
Miscellaneous	22,543	13,950	26,247	46,182	13,430	13,722
Total expenses excluding interest expense and fees	1,178,237	837,850	1,536,702	3,244,521	218,237	583,743
Interest expense and fees[1]	36,321	401,876	10,232	244,101	18,240	43,586
Total expenses	1,214,558	1,239,726	1,546,934	3,488,622	236,477	627,329
Less fees waived by advisor	(1,099)	(222,510)	(698)	(2,839)	(2,079)	(942)
Total expenses after fees waived	1,213,459	1,017,216	1,546,236	3,485,783	234,398	626,387
Net investment income	8,833,736	5,037,783	10,747,484	22,154,402	908,851	3,338,291

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(519,795)	(3,756,599)	(953,231)	(4,304,415)	(324,972)	385,910
Financial futures contracts	(1,659,755)	(1,134,777)	—	(3,879,236)	(183,296)	(670,976)
	(2,179,550)	(4,891,376)	(953,231)	(8,183,651)	(508,268)	(285,066)
Net change in unrealized appreciation/depreciation on:
Investments	22,815,517	15,826,867	14,073,856	59,622,546	2,511,371	7,186,264
Financial futures contracts	391,480	310,422	—	1,255,505	26,269	196,583
	23,206,997	16,137,289	14,073,856	60,878,051	2,537,640	7,382,847
Total realized and unrealized gain	21,027,447	11,245,913	13,120,625	52,694,400	2,029,372	7,097,781

Dividends to AMPS Shareholders From
Net investment income	(159,271)	—	(210,980)	(327,757)	(19,657)	(51,750)
Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Operations	$29,701,912	$16,283,696	$23,657,129	$74,521,045	$2,918,566	$10,384,322

[1]	Related to TOBs.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust Inc. (BKN)		BlackRock Long-Term Municipal Advantage Trust (BTA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011
Operations
Net investment income	$8,833,736	$17,780,136	$5,037,783	$10,169,933
Net realized gain (loss)	(2,179,550)	1,668,823	(4,891,376)	(1,931,085)
Net change in unrealized appreciation/depreciation	23,206,997	(17,576,488)	16,137,289	(8,625,258)
Dividends to AMPS Shareholders from net investment income	(159,271)	(521,567)	—	—
Net increase (decrease) in net assets applicable to Common Shareholders
resulting from operations	29,701,912	1,350,904	16,283,696	(386,410)

Dividends to Common Shareholders From
Net investment income	(8,605,507)	(17,199,346)	(5,041,499)	(9,767,868)

Capital Share Transactions
Reinvestment of common dividends	422,754	918,594	—	307,466

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	21,519,159	(14,929,848)	11,242,197	(9,846,812)
Beginning of period	217,541,417	232,471,265	140,510,422	150,357,234
End of period	$239,060,576	$217,541,417	$151,752,619	$140,510,422
Undistributed net investment income	$4,631,685	$4,562,727	$2,616,742	$2,620,458

	BlackRock Municipal 2020 Term Trust (BKK)		BlackRock Municipal Income Trust (BFK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011
Operations
Net investment income	$10,747,484	$21,543,095	$22,154,402	$44,687,784
Net realized loss	(953,231)	(1,134,472)	(8,183,651)	(833,257)
Net change in unrealized appreciation/depreciation	14,073,856	(2,036,387)	60,878,051	(48,359,953)
Dividends to AMPS Shareholders from net investment income	(210,980)	(722,225)	(327,757)	(1,124,179)
Net increase (decrease) in net assets applicable to Common Shareholders
resulting from operations	23,657,129	17,650,011	74,521,045	(5,629,605)

Dividends to Common Shareholders From
Net investment income	(7,558,381)	(15,116,761)	(21,411,005)	(42,289,617)

Capital Share Transactions
Reinvestment of common dividends	—	—	794,927	1,766,716

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	16,098,748	2,533,250	53,904,967	(46,152,506)
Beginning of period	296,081,864	293,548,614	541,097,086	587,249,592
End of period	$312,180,612	$296,081,864	$595,002,053	$541,097,086
Undistributed net investment income	$19,036,201	$16,058,078	$12,141,042	$11,725,402

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	39

Statements of Changes in Net Assets (concluded)

	BlackRock Pennsylvania Strategic Municipal Trust (BPS)		BlackRock Strategic Municipal Trust (BSD)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011
Operations
Net investment income	$908,851	$1,993,260	$3,338,291	$6,832,692
Net realized loss	(508,268)	(40,832)	(285,066)	(564,026)
Net change in unrealized appreciation/depreciation	2,537,640	(1,590,758)	7,382,847	(4,996,208)
Dividends to AMPS Shareholders from net investment income	(19,657)	(68,058)	(51,750)	(179,417)
Net increase in net assets applicable to Common Shareholders resulting from operations	2,918,566	293,612	10,384,322	1,093,041

Dividends to Common Shareholders From
Net investment income	(924,289)	(1,798,072)	(3,239,076)	(6,423,978)

Capital Share Transactions
Reinvestment of common dividends	7,360	40,206	3,673	75,734

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	2,001,637	(1,464,254)	7,148,919	(5,255,203)
Beginning of period	26,574,111	28,038,365	89,481,029	94,736,232
End of period	$28,575,748	$26,574,111	$96,629,948	$89,481,029
Undistributed net investment income	$712,924	$748,019	$1,828,725	$1,781,260

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Statement of Cash Flows	BlackRock Long-Term Municipal Advantage Trust (BTA)

Six Months Ended October 31, 2011 (Unaudited)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$16,283,696
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in other assets	1,176
Decrease in interest receivable	40,041
Decrease in prepaid expenses	18,083
Increase in income receivable — affiliated	(41)
Increase in cash pledged as collateral for financial futures contracts	(106,000)
Increase in investment advisory fees payable	8,051
Decrease in interest expense and fees payable	(56,307)
Decrease in other accrued expenses payable	(16,488)
Increase in margin variation payable	10,344
Decrease in Officer’s and Trustees’ fees payable	(2,299)
Net realized and unrealized loss on investments	(12,070,268)
Amortization of premium and accretion of discount on investments	256,730
Proceeds from sales and paydowns of long-term investments	16,514,631
Purchases of long-term investments	(20,395,106)
Net proceeds from sales of short-term securities	1,208,449
Cash provided by operating activities	1,694,692

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	5,879,502
Cash payments for TOB trust certificates	(2,560,102)
Cash dividends paid to Common Shareholders	(5,014,753)
Cash used for financing activities	(1,695,353)

Cash
Net decrease in cash	(661)
Cash at beginning of period	661
Cash at end of period	—

Cash Flow Information
Cash paid during the period for interest and fees	$458,183

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	41

Financial Highlights	BlackRock Investment Quality Municipal Trust Inc. (BKN)

	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30,		Period November 1, 2008 to April 30, 2009	Year Ended October 31,
		2011	2010		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.75	$13.68	$11.63	$10.64	$14.73	$15.79	$15.59
Net investment income	0.52 [1]	1.04 [1]	1.07 [1]	0.50 [1]	1.08 [1]	1.08	1.10
Net realized and unrealized gain (loss)	1.23	(0.93)	1.96	0.94	(3.97)	(0.79)	0.44
Dividends to AMPS Shareholders from
net investment income	(0.01)	(0.03)	(0.03)	(0.05)	(0.31)	(0.32)	(0.28)
Net increase (decrease) from investment operations	1.74	0.08	3.00	1.39	(3.20)	(0.03)	1.26
Dividends to Common Shareholders from
net investment income	(0.50)	(1.01)	(0.95)	(0.40)	(0.89)	(1.03)	(1.06)
Net asset value, end of period	$13.99	$12.75	$13.68	$11.63	$10.64	$14.73	$15.79
Market price, end of period	$14.61	$13.08	$14.19	$11.35	$10.25	$16.35	$18.97

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	13.82%[3]	0.49%	26.55%	13.63%[3]	(22.93)%	(0.95)%	7.38%
Based on market price	15.87%[3]	(0.61)%	34.50%	15.12%[3]	(33.11)%	(8.49)%	21.06%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.04%[5]	1.08%	1.10%	1.29%[5]	1.19%	1.08%	1.09%
Total expenses after fees waived and before
fees paid indirectly[4]	1.04%[5]	1.08%	1.10%	1.28%[5]	1.19%	1.07%	1.09%
Total expenses after fees waived and paid indirectly[4]	1.04%[5]	1.08%	1.10%	1.28%[5]	1.17%	1.07%	1.09%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,6]	1.01%[5]	1.04%	1.06%	1.20%[5]	1.07%	1.07%	1.09%
Net investment income[4]	7.58%[5]	7.83%	8.29%	9.53%[5]	7.84%	7.06%	7.09%
Dividends to AMPS Shareholders	0.14%[5]	0.23%	0.26%	0.87%[5]	2.28%	2.07%	1.81%
Net investment income to Common Shareholders	7.44%[5]	7.60%	8.03%	8.66%[5]	5.56%	4.99%	5.28%

Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$239,061	$217,541	$232,471	$196,811	$180,188	$247,272	$263,878
AMPS outstanding at $25,000 liquidation preference,
end of period (000)	$125,950	$125,950	$125,950	$126,950	$126,950	$146,550	$146,550
Portfolio turnover	23%	38%	43%	26%	26%	17%	82%
Asset coverage per AMPS at $25,000 liquidation preference,
end of period	$72,451	$68,183	$71,147	$63,762	$60,495	$67,185	$70,054

[1]	Based on average shares outstanding.
[2]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]	Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)

	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30,		Period November 1, 2008 to April 30, 2009	Year Ended October 31,		Period February 28, 2006[1] to October 31, 2006
		2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.51	$11.27	$9.52	$8.57	$13.72	$14.89	$14.33[2]
Net investment income	0.38[3]	0.76[3]	0.75[3]	0.34[3]	0.81[3]	0.70	0.45
Net realized and unrealized gain (loss)	0.84	(0.79)	1.69	0.94	(5.30)	(1.15)	0.62
Net increase (decrease) from investment operations	1.22	(0.03)	2.44	1.28	(4.49)	(0.45)	1.07
Dividends from net investment income	(0.38)	(0.73)	(0.69)	(0.33)	(0.66)	(0.72)	(0.48)
Capital charges with respect to issuance of Common Shares	—	—	—	—	—	—	(0.03)
Net asset value, end of period	$11.35	$10.51	$11.27	$9.52	$8.57	$13.72	$14.89
Market price, end of period	$11.00	$10.20	$10.77	$8.79	$8.40	$12.14	$14.70

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	11.82%[5]	(0.18)%	26.81%	15.78%[5]	(33.64)%	(2.93)%	7.48%[5]
Based on market price	11.66%[5]	1.37%	31.25%	9.06%[5]	(26.49)%	(13.00)%	1.40%[5]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.67%[6]	1.81%	1.80%	2.95%[6]	4.00%	4.69%	4.55%[5]
Total expenses after fees waived and before
fees paid indirectly	1.37%[6]	1.43%	1.40%	2.55%[6]	3.60%	4.29%	4.14%[5]
Total expenses after fees waived and paid indirectly	1.37%[6]	1.43%	1.40%	2.55%[6]	3.60%	4.29%	4.11%[5]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[7]	0.83%[6]	0.78%	0.75%	0.82%[6]	0.83%	0.89%	0.97%[5]
Net investment income	6.78%[6]	6.97%	7.07%	7.88%[6]	6.56%	4.87%	4.79%[5]

Supplemental Data
Net assets, end of period (000)	$151,753	$140,510	$150,357	$127,079	$114,382	$183,161	$198,137
Portfolio turnover	14%	12%	30%	15%	16%	39%	20%

[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.675 per sales charge from the initial offering price of $15.00 per share.
[3]	Based on average shares outstanding.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	43

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)

	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30,		Period January 1, 2009 to April 30, 2009	Year Ended December 31,
		2011	2010		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.63	$14.51	$12.04	$10.55	$14.79	$15.77	$15.28
Net investment income	0.53 [1]	1.06 [1]	1.10 [1]	0.35 [1]	1.09 [1]	1.12	1.10
Net realized and unrealized gain (loss)	0.65	(0.15)	2.16	1.41	(4.28)	(0.97)	0.48
Dividends to AMPS Shareholders from
net investment income	(0.01)	(0.04)	(0.04)	(0.02)	(0.30)	(0.33)	(0.29)
Net increase (decrease) from investment operations	1.17	0.87	3.22	1.74	(3.49)	(0.18)	1.29
Dividends to Common Shareholders from
net investment income	(0.37)	(0.75)	(0.75)	(0.25)	(0.75)	(0.80)	(0.80)
Net asset value, end of period	$15.43	$14.63	$14.51	$12.04	$10.55	$14.79	$15.77
Market price, end of period	$15.46	$15.06	$14.89	$12.70	$10.57	$13.60	$15.77

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	8.06%[3]	5.96%	26.97%	16.39%[3]	(24.57)%	(1.16)%	8.72%
Based on market price	5.17%[3]	6.29%	23.52%	22.54%[3]	(17.81)%	(9.11)%	18.66%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.00%[5]	1.03%	1.06%	1.23%[5]	1.12%	1.06%	1.07%
Total expenses after fees waived and paid indirectly[4]	1.00%[5]	1.03%	1.06%	1.23%[5]	1.12%	1.05%	1.07%
Total expenses after fees waived and paid indirectly and
excluding interest expense and fees[4,6]	0.99%[5]	1.02%	1.05%	1.21%[5]	1.10%	1.05%	1.07%
Net investment income[4]	6.93%[5]	7.26%	8.08%	9.28%[5]	8.01%	7.27%	7.09%
Dividends to AMPS Shareholders	0.14%[5]	0.24%	0.28%	0.59%[5]	2.18%	2.14%	1.89%
Net investment income to Common Shareholders	6.79%[5]	7.02%	7.80%	8.69%[5]	5.83%	5.13%	5.20%

Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$312,181	$296,082	$293,549	$243,571	$213,472	$299,372	$319,131
AMPS outstanding at $25,000 liquidation preference,
end of period (000)	$173,850	$173,850	$173,850	$173,850	$173,850	$177,600	$177,600
Portfolio turnover	3%	9%	6%	1%	5%	4%	12%
Asset coverage per AMPS at $25,000 liquidation preference,
end of period	$69,891	$67,579	$67,215	$60,027	$55,703	$67,154	$69,937

[1]	Based on average shares outstanding.
[2]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.
[6]	Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock Municipal Income Trust (BFK)

	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30,		Period November 1, 2008 to April 30, 2009	Year Ended October 31,
		2011	2010		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.16	$13.23	$10.74	$10.08	$14.55	$15.37	$14.71
Net investment income	0.50 [1]	1.01 [1]	1.03 [1]	0.52 [1]	1.12 [1]	1.11	1.14
Net realized and unrealized gain (loss)	1.18	(1.11)	2.42	0.58	(4.38)	(0.63)	0.78
Dividends to AMPS Shareholders from:
Net investment income	(0.01)	(0.02)	(0.03)	(0.03)	(0.30)	(0.31)	(0.27)
Net realized gain	—	—	—	—	—	(0.00)[2]	—
Net increase (decrease) from investment operations	1.67	(0.12)	3.42	1.07	(3.56)	0.17	1.65
Dividends to Common Shareholders from:
Net investment income	(0.48)	(0.95)	(0.93)	(0.41)	(0.91)	(0.99)	(0.99)
Net realized gain	—	—	—	—	—	(0.00)[2]	—
Total dividends and distributions to Common Shareholders	(0.48)	(0.95)	(0.93)	(0.41)	(0.91)	(0.99)	(0.99)
Net asset value, end of period	$13.35	$12.16	$13.23	$10.74	$10.08	$14.55	$15.37
Market price, end of period	$13.81	$12.35	$13.44	$11.10	$8.75	$15.92	$17.30

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	13.89%[4]	(1.04)%	32.75%	11.15%[4]	(25.69)%	0.70%	11.24%
Based on market price	16.00%[4]	(1.07)%	30.49%	32.34%[4]	(41.05)%	(2.11)%	17.39%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.20%[6]	1.26%	1.26%	1.44%[6]	1.38%	1.18%	1.21%
Total expenses after fees waived and paid indirectly[5]	1.20%[6]	1.24%	1.15%	1.26%[6]	1.15%	0.88%	0.83%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[5,7]	1.12%[6]	1.14%	1.07%	1.15%[6]	0.98%	0.88%	0.83%
Net investment income[5]	7.62%[6]	7.84%	8.37%	10.48%[6]	8.34%	7.43%	7.65%
Dividends to AMPS Shareholders	0.11%[6]	0.20%	0.23%	0.70%[6]	2.19%	2.04%	1.83%
Net investment income to Common Shareholders	7.51%[6]	7.64%	8.14%	9.78%[6]	6.15%	5.39%	5.82%

Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$595,002	$541,097	$587,250	$474,814	$445,289	$640,981	$674,080
AMPS outstanding at $25,000 liquidation preference,
end of period (000)	$270,875	$270,875	$270,875	$293,125	$293,125	$375,125	$375,125
Portfolio turnover	8%	18%	32%	11%	13%	17%	77%
Asset coverage per AMPS at $25,000 liquidation preference,
end of period	$79,915	$74,941	$79,201	$65,498	$62,989	$67,727	$69,933

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to AMPS Shareholders.
[6]	Annualized.
[7]	Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	45

Financial Highlights	BlackRock Pennsylvania Strategic Municipal Trust (BPS)

	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30,		Period January 1, 2009 to April 30, 2009	Year Ended December 31,
		2011	2010		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.11	$13.86	$11.87	$10.77	$14.12	$15.01	$15.27
Net investment income	0.45 [1]	0.98 [1]	0.92 [1]	0.27 [1]	0.89 [1]	0.99	1.02
Net realized and unrealized gain (loss)	1.01	(0.81)	1.83	1.03	(3.36)	(0.74)	(0.09)
Dividends to AMPS Shareholders from
net investment income	(0.01)	(0.03)	(0.04)	(0.02)	(0.26)	(0.31)	(0.28)
Net increase (decrease) from investment operations	1.45	0.14	2.71	1.28	(2.73)	(0.06)	0.65
Dividends to Common Shareholders from
net investment income	(0.46)	(0.89)	(0.72)	(0.18)	(0.62)	(0.83)	(0.91)
Net asset value, end of period	$14.10	$13.11	$13.86	$11.87	$10.77	$14.12	$15.01
Market price, end of period	$13.57	$12.99	$13.88	$9.85	$8.42	$13.55	$17.43

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	11.20%[3]	1.07%	23.80%	12.28%[3]	(19.63)%	(0.82)%	4.09%
Based on market price	8.01%[3]	0.00%	49.41%	19.18%[3]	(34.53)%	(18.04)%	16.45%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.68%[5]	1.56%	1.60%	1.63%[5]	1.61%	1.55%	1.51%
Total expenses after fees waived and before fees paid indirectly[4]	1.66%[5]	1.55%	1.59%	1.61%[5]	1.45%	1.37%	1.28%
Total expenses after fees waived and paid indirectly[4]	1.66%[5]	1.55%	1.59%	1.61%[5]	1.45%	1.35%	1.23%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.54%[5]	1.43%	1.57%	1.61%[5]	1.42%	1.35%	1.23%
Net investment income[4]	6.45%[5]	7.28%	6.94%	7.38%[5]	6.82%	6.82%	6.73%
Dividends to AMPS Shareholders	0.14%[5]	0.25%	0.28%	0.56%[5]	2.17%	2.10%	1.85%
Net investment income to Common Shareholders	6.31%[5]	7.03%	6.66%	6.82%[5]	4.65%	4.72%	4.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$28,576	$26,574	$28,038	$24,023	$21,799	$28,560	$30,306
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$16,325	$16,325	$16,325	$16,825	$16,825	$17,500	$17,500
Portfolio turnover	25%	17%	19%	8%	45%	41%	7%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$68,761	$65,697	$67,939	$60,696	$57,399	$65,817	$68,305

[1]	Based on average shares outstanding.
[2]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%, 1.89%, 1.89%, 7.09% and 6.53%, respectively.
[6]	Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)

	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30,		Period January 1, 2009 to April 30, 2009	Year Ended December 31,
		2011	2010		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.27	$13.00	$10.95	$9.90	$14.27	$15.64	$15.68
Net investment income	0.46 [1]	0.94 [1]	0.96 [1]	0.32 [1]	1.02 [1]	1.07	1.07
Net realized and unrealized gain (loss)	0.97	(0.77)	1.96	1.00	(4.32)	(1.10)	0.28
Dividends to AMPS Shareholders from
net investment income	(0.01)	(0.02)	(0.03)	(0.02)	(0.26)	(0.32)	(0.29)
Net increase (decrease) from investment operations	1.42	0.15	2.89	1.30	(3.56)	(0.35)	1.06
Dividends to Common Shareholders from
net investment income	(0.44)	(0.88)	(0.84)	(0.25)	(0.81)	(1.02)	(1.10)
Net asset value, end of period	$13.25	$12.27	$13.00	$10.95	$9.90	$14.27	$15.64
Market price, end of period	$13.45	$11.88	$12.95	$10.15	$8.19	$13.96	$18.69

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	11.78%[3]	1.19%	27.36%	13.44%[3]	(25.70)%	(2.82)%	6.38%
Based on market price	17.19%[3]	(1.65)%	36.87%	27.11%[3]	(37.17)%	(20.44)%	16.29%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.26%[5]	1.39%	1.36%	1.49%[5]	1.54%	1.30%	1.31%
Total expenses after fees waived and before
fees paid indirectly[4]	1.26%[5]	1.39%	1.36%	1.48%[5]	1.45%	1.14%	1.07%
Total expenses after fees waived and paid indirectly[4]	1.26%[5]	1.39%	1.36%	1.48%[5]	1.45%	1.13%	1.04%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,6]	1.17%[5]	1.28%	1.26%	1.40%[5]	1.23%	1.13%	1.04%
Net investment income[4]	6.72%[5]	7.38%	7.91%	9.48%[5]	8.04%	7.12%	6.89%
Dividends to AMPS Shareholders	0.11%[5]	0.19%	0.22%	0.49%[5]	2.02%	2.12%	1.83%
Net investment income to Common Shareholders	6.61%[5]	7.19%	7.69%	8.99%[5]	6.02%	5.00%	5.06%

Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$96,630	$89,481	$94,736	$79,820	$72,188	$103,882	$113,697
AMPS outstanding at $25,000 liquidation preference,
end of period (000)	$42,975	$42,975	$42,975	$47,750	$47,750	$62,000	$62,000
Portfolio turnover	19%	20%	32%	6%	17%	21%	71%
Asset coverage per AMPS Share at $25,000 liquidation
preference, end of period	$81,213	$77,055	$80,113	$66,791	$62,803	$66,904	$78,856

[1]	Based on average shares outstanding.
[2]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%, 1.89%, 1.89%, 7.09% and 6.53%, respectively.
[6]	Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	47

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Investment Quality Municipal Trust Inc. (“BKN”) is organized as a Maryland corporation. BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”), BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) and BlackRock Strategic Municipal Trust (“BSD”) (collectively, together with BKN, the “Trusts” or individually as the “Trust”) are organized as Delaware statutory trusts. BKN, BKK, BFK and BSD are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BTA and BPS are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the period ended October 31, 2011, no TOBs that the Trusts participated in were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust in exchange for TOB trust certificates. The Trusts typically invest the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At October 31, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BKN	$22,297,192	$11,008,644	0.14% – 0.20%
BTA	$139,679,642	$90,780,965	0.13% – 0.27%
BKK	$5,540,600	$3,750,000	0.16%
BFK	$158,194,357	$91,205,966	0.13% – 0.27%
BPS	$10,352,637	$5,124,261	0.14% – 0.34%
BSD	$28,185,822	$15,871,123	0.13% – 0.24%

For the period ended October 31, 2011, the Trusts’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BKN	$11,660,067	0.62%
BTA	$87,782,560	0.90%
BKK	$3,750,000	0.54%
BFK	$76,413,850	0.55%
BPS	$4,969,624	0.73%
BSD	$13,642,585	0.64%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trusts’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), or certain borrowings (e.g., reverse repurchase agreements and loan payable), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to AMPS Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts' US federal tax returns remains open for each of the two years ended April 30, 2011, the period ended April 30, 2009 and the preceding taxable year of the respective Trust. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	49

Notes to Financial Statements (continued)

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and counter-party to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2011
		Asset Derivatives
		BTA	BFK	BSD
			Statements of Assets and Liabilities Location
Interest rate contracts	Net unrealized appreciation/deprecation*	$34,597	$191,610	$23,208

* Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2011
Net Realized Loss From
	BKN	BTA	BFK	BPS	BSD
Interest rate contracts: Financial futures contracts	$(1,659,755)	$(1,134,777)	$(3,879,236)	$(183,296)	$(670,976)

Net Change in Unrealized Appreciation/Depreciation on
	BKN	BTA	BFK	BPS	BSD
Interest rate contracts: Financial futures contracts	$391,480	$ 310,422	$ 1,255,505	$ 26,269	$196,583

For the six months ended October 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BKN	BTA	BFK	BPS	BSD
Financial futures contracts: Average number of contracts sold	40	54	203	5	34
Average notional value of contracts sold	$5,125,000	$6,776,594	$ 25,791,313	.$ 628,438	$4,247,656

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average daily net assets at the following annual rates:

BKN	0.35%
BTA	1.00%
BKK	0.50%
BFK	0.60%
BPS	0.60%
BSD	0.60%

Average weekly net assets for all of the Trust’s, except BTA, is the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities. For BTA, average weekly net assets is the average weekly value of the Trust’s total assets minus the sum of its total liabilities.

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses as a percentage of its average daily net assets as follows:

	Through	Rate
BTA	January 31, 2011	0.40%
	January 31, 2012	0.30%
	January 31, 2013	0.20%
	January 31, 2014	0.10%

For the period ended October 31, 2011, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

For the year ended April 30, 2011, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

BTA	$222,202

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the six months ended October 31, 2011, the amounts waived were as follows:

BKN	$1,099
BTA	$308
BKK	$698
BFK	$2,839
BPS	$2,079
BSD	$942

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

BKN has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 2011, were as follows:

	Purchases	Sales
BKN	$77,416,034	$81,462,435
BTA	$23,403,728	$17,200,692
BKK	$17,748,727	$11,847,622
BFK	$93,817,258	$61,663,008
BPS	$10,547,683	$ 8,941,789
BSD	$22,759,295	$24,588,098

5. Capital Loss Carryforwards:

As of April 30, 2011, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BKK	BFK	BPS	BSD
2012	—	—	—	$15,775,833	—	$427,602
2013	—	—	$264,701	—	$59,917	1,011,077
2014	$22,282	$701,315	—	4,991,959	—	—
2015	—	—	524,725	606,017	—	—
2016	4,566,913	22,052,642	411,992	10,207,532	127,957	251,883
2017	4,506,796	6,882,935	—	2,065,704	929,529	4,028,776
2018	1,174,679	4,821,726	471,188	2,455,638	586,549	2,381,683
2019	—	951,237	1,090,371	—	—	2,978,126
Total	$10,270,670	$35,409,855	$2,762,977	$36,102,683	$1,703,952	$11,079,147

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trusts after April 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	51

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentration in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counter-party credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of October 31, 2011, BKN, BPS, and BSD invested a significant portion of their assets in the health sector. Changes in economic conditions effecting the health sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

BKK, BFK, BPS and BSD are authorized to issue an unlimited number of shares, including AMPS, par value $0.001 per share, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares including AMPS, all of which were initially classified as Common Shares, par value $0.01 per share. BTA is authorized to issue an unlimited number of Common Shares, par value $0.001 per share. BTA is also allowed to issue AMPS but has not done so. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

At October 31, 2011, the shares owned by an affiliate of the Manager of the Trusts were as follows:

Shares
BTA	9,704

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended October 31, 2011	Year Ended April 30, 2011
BKN	31,344	68,294
BTA	—	27,526
BFK	61,768	136,583
BPS	561	2,930
BSD	277	5,864

Shares issued and outstanding remained constant for BKK for the period ended October 31, 2011 and the year ended April 30, 2011.

AMPS

The AMPS are redeemable at the option of BKN, BKK, BFK, BPS and BSD (collectively, the “AMPS Funds”), in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the AMPS Funds, as set forth in the AMPS Funds’ Articles Supplementary/Statement of Preferences/Certificate of Designation (the “Governing Instrument”) are not satisfied.

From time to time in the future, each AMPS Fund may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Fund and seller. Each AMPS Fund also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. Each AMPS Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The AMPS Funds had the following series of AMPS outstanding, effective yields and reset frequency as of October 31, 2011:

	Series	AMPS	Effective Yield	Reset Frequency Days
BKN	T7	2,804	0.23%	7
	T28	2,234	0.23%	7
BKK	M7	2,318	0.23%	7
	W7	2,318	0.23%	7
	F7	2,318	0.23%	7
BFK	M7	2,167	0.23%	7
	T7	2,167	0.23%	7
	W7	2,167	0.23%	7
	R7	2,167	0.23%	7
	F7	2,167	0.23%	7
BPS	W7	653	0.23%	7
BSD	W7	1,719	0.23%	7

Dividends on seven-day and 28-day AMPS are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

the shares are successfully auctioned. The maximum applicable rate on all series of AMPS is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the AMPS for each Trust for the period were as follows:

	Series	Low	High	Average
BKN	T7	0.11%	0.37%	0.24%
	T28	0.15%	0.35%	0.25%
BKK	M7	0.11%	0.41%	0.24%
	W7	0.11%	0.37%	0.24%
	F7	0.11%	0.35%	0.23%
BFK	M7	0.11%	0.41%	0.24%
	T7	0.11%	0.37%	0.24%
	W7	0.11%	0.37%	0.24%
	R7	0.11%	0.35%	0.23%
	F7	0.11%	0.35%	0.23%
BPS	W7	0.11%	0.36%	0.24%
BSD	W7	0.11%	0.37%	0.24%

Since February 13, 2008, the AMPS of the Trusts failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 0.41% for the six months ended October 31, 2011. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, AMPS Shareholders may not have the ability to sell the AMPS at their liquidation preference.

The AMPS Funds paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

AMPS issued and outstanding remained constant during the six months ended October 31, 2011 and during the year ended April 30, 2011.

Each Trust’s AMPS rank prior to the AMPS Funds’ Common Shares as to the payment of dividends by the AMPS Funds and distribution of assets upon dissolution or liquidation of the AMPS Funds. The 1940 Act prohibits the declaration of any dividend on the AMPS Funds’ Common Shares or the repurchase of the AMPS Funds’ Common Shares if the AMPS Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding AMPS. In addition, pursuant to the AMPS’ governing instrument, the AMPS Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the AMPS or repurchasing such shares if the AMPS Funds fail to declare and pay dividends on the AMPS, redeem any AMPS required to be redeemed under the AMPS governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the AMPS.

The holders of AMPS have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of AMPS, voting as a separate class, are also entitled to elect two Trustees for the AMPS Funds. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding AMPS, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the AMPS, (b) change the AMPS Funds’ sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts will pay a net investment income dividend in the following amounts per share on December 1, 2011 to Common Shareholders of record November 15, 2011:

Common Dividends Per Share
BKN	$0.08400
BTA	$0.06450
BKK	$0.06225
BFK	$0.08010
BPS	$0.07600
BSD	$0.07400

The dividends declared on AMPS for the period November 1, 2011 to November 30, 2011 were as follows:

	Series	Dividends Declared
BKN	T7	$14,300
	T28	$9,763
BKK	M7	$11,984
	W7	$9,805
	F7	$9,457
BFK	M7	$11,203
	T7	$11,052
	W7	$9,166
	R7	$8,776
	F7	$8,841
BPS	W7	$2,762
BSD	W7	$7,271

On December 16, 2011, the following Trusts issued Series W-7 Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”), $100,000 liquidation value per share, with a maturity date of January 2, 2015 in private offerings of VMTP Shares with qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933 to finance the AMPS redemption. The VMTP Shares issued were as follows:

	Shares Issued	Proceeds
BKN	1,259	$125,900,000
BFK	2,708	$270,800,000
BSD	429	$42,900,000

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	53

Notes to Financial Statements (concluded)

The following Trusts announced the redemption of all of the outstanding AMPS at the indicated liquidation preference per share plus any accrued and unpaid dividends through the expected redemption date as follows:

	Series	Announcement Date	Redemption Date	Shares Redeemed	Liquidation Preference Per Share
BKN	T7	12/19/11	1/11/12	2,804	$25,000
	T28	12/19/11	1/18/12	2,234	$25,000
BFK	M7	12/19/11	1/10/12	2,167	$25,000
	T7	12/19/11	1/11/12	2,167	$25,000
	W7	12/19/11	1/12/12	2,167	$25,000
	R7	12/19/11	1/13/12	2,167	$25,000
	F7	12/19/11	1/09/12	2,167	$25,000
BSD	W7	12/19/11	1/12/12	1,719	$25,000

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors and the Board of Trustees, as the case may be (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Investment Quality Municipal Trust Inc. ("BKN"), BlackRock Long-Term Municipal Advantage Trust ("BTA"), BlackRock Municipal 2020 Term Trust ("BKK"), BlackRock Municipal Income Trust ("BFK"), BlackRock Pennsylvania Strategic Municipal Trust ("BPS"), BlackRock Strategic Municipal Trust ("BSD" and together with BKN, BTA, BKK, BFK and BPS, each a “Fund,” and, collectively, the “Funds”) met on April 14, 2011 and May 12–13, 2011 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Board of each of BKN, BKK, BFK, BPS and BSD also has established a Committee on Auction Market Preferred Shares. Further, the Boards, together with the boards of other BlackRock-managed funds, also had established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analyses of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and, with respect to BKN, administration fees, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) analyses of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and, with respect to BKN, BTA, BFK and BSD, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) general analyses provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	55

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 12–13, 2011 Board meeting.

At an in-person meeting held on May 12–13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14, 2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and, with respect to BKN, BTA, BFK and BSD, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of each of BKN, BFK and BSD noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported.

The Board of each of BKK and BPS noted that, in general, its respective Fund performed better than its Peers in that the Fund's performance was at or above the median of its Lipper Performance Composite in two of the one-, three- and five-year periods reported.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of BTA noted that BTA performed below the median of its Customized Lipper Peer Group Composite in the three-year and since-inception periods reported, but that BTA performed at or above the median of its Customized Lipper Peer Group Composite in the one-year period reported. The Board of BTA and BlackRock reviewed and discussed the reasons for BTA’s underperformance during the three-year and since-inception periods compared with its Peers. The Board of BTA was informed that, among other things, underperformance stems primarily from the relatively high degree of leverage in place for most of 2006 and 2007. The Board of BTA and BlackRock discussed BlackRock’s strategy for improving BTA’s performance and BlackRock’s commitment to providing the resources necessary to assist BTA’s portfolio managers and to improve BTA's performance.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BKN, BKK, BFK, BPS, and BSD noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board of BTA noted that BTA’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by BTA's Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of BTA also noted, however, that BTA's actual management fee ratio, after giving effect to expense reimbursements/fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by BTA's Peers, after giving effect to any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committee’s and each Board’s review and consideration of this issue, each Board concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds,

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	57

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, each Board considered the detailed review of BlackRock’s fee structure, as it applies to its Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreements, no Board identified any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chairperson of the Board, Chairperson of the
     Audit Committee and Trustee
Paul L. Audet, Trustee
Michael J. Castellano, Trustee and Member of the Audit Committee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
     Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10022

Custodian
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Common Shares:
Computershare Trust Company, N.A.
Providence, RI 02940

Auction Agent
AMPS:
The Bank of New York Mellon
New York, NY 10286

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 28, 2011, Richard S. Davis resigned as Trustee of the Trusts, and Paul L. Audet became Trustee of the Trusts.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	59

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011, for shareholders of record on May 31, 2011, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BKN	15,498,377	410,082	0	15,511,410	397,049	0	15,475,650	432,809	0
BTA	10,332,571	437,118	0	10,332,571	437,118	0	10,315,463	454,226	0
BKK	18,925,405	640,566	0	18,951,796	614,175	0	18,837,937	728,034	0
BFK	39,112,233	836,194	0	39,071,946	876,481	0	39,098,257	850,170	0
BPS	1,918,777	22,811	0	1,917,277	24,311	0	1,882,921	58,667	0
BSD	6,578,476	249,468	0	6,577,478	250,466	0	6,564,041	263,903	0

	W. Carl Kester
	Votes For	Votes Withheld	Abstain
BKN[1]	3,877	71	0
BTA	10,317,463	452,226	0
BKK[1]	5,698	854	0
BFK[1]	7,817	2,081	0
BPS[1]	615	2	0
BSD[1]	1,042	48	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards

[1]	Voted on by holders of AMPS only.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Additional Information (continued)

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BSD and BFK, on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BSD and BFK (collectively, the “Defendants”) as defendants. The complaint alleges, among other things, that the Defendants breached fiduciary duties owed to BSD and BFK and each of their Common Shareholders by redeeming AMPS at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by BSD and BFK as a result of the prior redemptions and injunctive relief preventing BSD and BFK from redeeming AMPS at their liquidation preference in the future. The Defendants believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	61

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF -BK6-10/11-SAR

Item 2 –    Code of Ethics – Not Applicable to this semi-annual report

Item 3 –    Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –    Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –    Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –    Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –    Portfolio Managers of Closed-End Management Investment Companies

(a)   Not Applicable to this semi-annual report

(b)   As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –  Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –  Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –  Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –     Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Long-Term Municipal Advantage Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: January 03, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: January 03, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: January 03, 2012